                                                                    EXHIBIT 10.3

EXECUTION COPY
================================================================================






                        GRANITE CONSTRUCTION INCORPORATED




                 $75,000,000 6.96% Senior Notes due May 1, 2013




                      ------------------------------------


                             NOTE PURCHASE AGREEMENT

                      ------------------------------------





                             Dated as of May 1, 2001





================================================================================

THE INFORMATION SET FORTH ON SCHEDULES 5.15, 5.16 AND 5.18 TO THIS NOTE PURCHASE AGREEMENT IS "CONFIDENTIAL INFORMATION" SUBJECT TO THE REQUIREMENTS OF SECTION 20 HEREOF.

                                TABLE OF CONTENTS

SECTION                                     HEADING                                       PAGE

SECTION 1.            AUTHORIZATION OF NOTES.................................................1

SECTION 2.            SALE AND PURCHASE OF NOTES; GUARANTY...................................1

      Section 2.1.    Sale and Purchase of Notes.............................................1
      Section 2.2.    Guaranty of Notes......................................................1

SECTION 3.            CLOSING................................................................2


SECTION 4.            CONDITIONS TO CLOSING..................................................2

      Section 4.1.    Representations and Warranties.........................................2
      Section 4.2.    Performance; No Default................................................2
      Section 4.3.    Compliance Certificates................................................2
      Section 4.4.    Guaranty Agreement.....................................................3
      Section 4.5.    Opinions of Counsel....................................................3
      Section 4.6.    Purchase Permitted by Applicable Law, Etc..............................3
      Section 4.7.    Payment of Special Counsel Fees........................................3
      Section 4.8.    Private Placement Number...............................................4
      Section 4.9.    Changes in Corporate Structure.........................................4
      Section 4.10.   Proceedings and Documents..............................................4

SECTION 5.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................4

      Section 5.1.    Organization; Power and Authority......................................4
      Section 5.2.    Authorization, Etc.....................................................4
      Section 5.3.    Disclosure.............................................................4
      Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates.......5
      Section 5.5.    Financial Statements...................................................5
      Section 5.6.    Compliance with Laws, Other Instruments, Etc...........................5
      Section 5.7.    Governmental Authorizations, Etc.......................................6
      Section 5.8.    Litigation; Observance of Agreements, Statutes and Orders..............6
      Section 5.9.    Taxes..................................................................6
      Section 5.10.   Title to Property; Leases..............................................6
      Section 5.11.   Licenses, Permits, Etc.................................................7
      Section 5.12.   Compliance with ERISA..................................................7
      Section 5.13.   Private Offering by the Company........................................8
      Section 5.14.   Use of Proceeds; Margin Regulations....................................8
      Section 5.15.   Existing Debt..........................................................8
      Section 5.16.   Existing Investments...................................................8
      Section 5.17.   Status under Certain Statutes..........................................8
      Section 5.18.   Environmental Matters..................................................8
      Section 5.19.   Foreign Assets Control Regulations, Etc................................9


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
SECTION 6.            REPRESENTATIONS OF THE PURCHASERS......................................9

      Section 6.1.    Purchase for Investment................................................9
      Section 6.2.    Source of Funds........................................................9

SECTION 7.            INFORMATION AS TO COMPANY.............................................11

      Section 7.1.    Financial and Business Information....................................11
      Section 7.2.    Officer's Certificate.................................................13
      Section 7.3.    Inspection............................................................14

SECTION 8.            PREPAYMENT OF THE NOTES...............................................14

      Section 8.1.    Required Prepayments..................................................14
      Section 8.2.    Optional Prepayments with Make-Whole Amount...........................14
      Section 8.3.    Allocation of Partial Prepayments.....................................15
      Section 8.4.    Maturity; Surrender, Etc..............................................15
      Section 8.5.    Purchase of Notes.....................................................15
      Section 8.6.    Make-Whole Amount.....................................................15

SECTION 9.            AFFIRMATIVE COVENANTS.................................................17

      Section 9.1.    Compliance with Law...................................................17
      Section 9.2.    Insurance.............................................................17
      Section 9.3.    Maintenance of Properties.............................................17
      Section 9.4.    Payment of Taxes and Claims...........................................17
      Section 9.5.    Corporate Existence, Etc..............................................17
      Section 9.6.    Guaranty Agreement....................................................18

SECTION 10.           NEGATIVE COVENANTS....................................................19

      Section 10.1.   Nature of Business....................................................19
      Section 10.2.   Consolidated Net Worth................................................19
      Section 10.3.   Incurrence of Debt....................................................19
      Section 10.4.   Subsidiary Debt.......................................................19
      Section 10.5.   Liens.................................................................20
      Section 10.6.   Restrictions on Dividends of Subsidiaries, Etc........................22
      Section 10.7.   Mergers, Consolidations, Etc..........................................22
      Section 10.8.   Sale of Assets, Etc...................................................23
      Section 10.9.   Disposal of Ownership of a Subsidiary.................................24
      Section 10.10.  Sale-and-Leasebacks...................................................24
      Section 10.11.  Transactions with Affiliates..........................................24

SECTION 11.           EVENTS OF DEFAULT.....................................................24


SECTION 12.           REMEDIES ON DEFAULT, ETC..............................................26

      Section 12.1.   Acceleration..........................................................26
      Section 12.2.   Other Remedies........................................................27

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

      Section 12.3.   Rescission............................................................27
      Section 12.4.   No Waivers or Election of Remedies, Expenses, Etc.....................27

SECTION 13.           REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.........................28

      Section 13.1.   Registration of Notes.................................................28
      Section 13.2.   Transfer and Exchange of Notes........................................28
      Section 13.3.   Replacement of Notes..................................................28

SECTION 14.           PAYMENTS ON NOTES.....................................................29
      Section 14.1.   Place of Payment......................................................29
      Section 14.2.   Home Office Payment...................................................29

SECTION 15.           EXPENSES, ETC.........................................................29

      Section 15.1.   Transaction Expenses..................................................29
      Section 15.2.   Survival..............................................................30

SECTION 16.           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT..........30


SECTION 17.           AMENDMENT AND WAIVER..................................................30

      Section 17.1.   Requirements..........................................................30
      Section 17.2.   Solicitation of Holders of Notes......................................30
      Section 17.3.   Binding Effect, Etc...................................................31
      Section 17.4.   Notes Held by Company, Etc............................................31

SECTION 18.           NOTICES...............................................................31


SECTION 19.           REPRODUCTION OF DOCUMENTS.............................................32


SECTION 20.           CONFIDENTIAL INFORMATION..............................................32


SECTION 21.           SUBSTITUTION OF A PURCHASER...........................................33


SECTION 22.           MISCELLANEOUS.........................................................33

      Section 22.1.   Successors and Assigns................................................33
      Section 22.2.   Payments Due on Non-Business Days.....................................33
      Section 22.3.   Severability..........................................................33
      Section 22.4.   Construction..........................................................34
      Section 22.5.   Counterparts..........................................................34
      Section 22.6.   Governing Law.........................................................34

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ATTACHMENTS TO THE NOTE PURCHASE AGREEMENT:

SCHEDULE A            --   Information Relating to Purchasers

SCHEDULE B            --   Defined Terms

SCHEDULE 4.9          --   Changes in Corporate Structure

SCHEDULE 5.3          --   Disclosure Materials

SCHEDULE 5.4          --   Subsidiaries of the Company and Ownership of
                           Subsidiary Stock

SCHEDULE 5.5          --   Financial Statements

SCHEDULE 5.8          --   Certain Litigation

SCHEDULE 5.11         --   Patents, Etc.

SCHEDULE 5.14         --   Use of Proceeds

SCHEDULE 5.15         --   Existing Debt

SCHEDULE 5.16         --   Existing Investments

SCHEDULE 5.18         --   Environmental Matters

EXHIBIT 1             --   Form of 6.96% Senior Note due May 1, 2013

EXHIBIT 2             --   Form of Guaranty Agreement

EXHIBIT 3             --   Investment Policy Guidelines

EXHIBIT 4.5(a)        --   Form of Opinion of General Counsel for the Company
                           and the Guarantors

EXHIBIT 4.5(b)        --   Form of Opinion of Special Counsel for the Company
                           and the Guarantors

EXHIBIT 4.5(c)        --   Form of Opinion of Special Counsel for the Purchasers

                        GRANITE CONSTRUCTION INCORPORATED
                              585 WEST BEACH STREET
                          WATSONVILLE, CALIFORNIA 95076


                       6.96% Senior Notes due May 1, 2013



                                                                     Dated as of
                                                                     May 1, 2001

TO THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

      GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the "Company"), agrees with the Purchasers listed in the attached Schedule A as follows:


SECTION 1. AUTHORIZATION OF NOTES.

      The Company will authorize the issue and sale of $75,000,000 aggregate principal amount of its 6.96% Senior Notes due May 1, 2013 (the "Notes," such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by each Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.


SECTION 2. SALE AND PURCHASE OF NOTES; GUARANTY.

      Section 2.1. Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

      Section 2.2. Guaranty of Notes. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement are fully and unconditionally guaranteed by Granite Construction Company, a California corporation, Wilcott Corporation, a Colorado corporation, Granite Land Company, a California corporation, Granite SR 91 Corporation, a California corporation, Intermountain Slurry Seal, Inc., a Wyoming corporation, Pozzolan Products Company, a Utah corporation,

GILC Incorporated, a California corporation, Granite SR 91, L.P., a California limited partnership, GILC, L.P., a California limited partnership, G.G.&R., Inc., a Utah corporation, and GTC, Inc., a Texas corporation, and each other from time to time Material Subsidiary (collectively, the "Guarantors") pursuant to that certain Subsidiary Guaranty Agreement dated as of May 1, 2001 (the "Guaranty Agreement") from the initial Guarantors to each Purchaser and each other from time to time holder of Notes substantially in the form attached hereto as Exhibit 2.


SECTION 3. CLOSING.

      The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin & Waite, 6600 Sears Tower, Chicago, Illinois 60606, at 10:00 A.M. Chicago time, at a closing on May 14, 2001 (the "Closing"). At the Closing, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 12334-16946 at Bank of America National Trust and Savings Association Bank, NAD Corporate Service Center #1233, ABA No. 121000358. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.


SECTION 4. CONDITIONS TO CLOSING.

      The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

      Section 4.1. Representations and Warranties. (a) The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

      (b) The representations and warranties of each Guarantor in the Guaranty Agreement shall be correct when made and at the time of the Closing.

      Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall exist.

      Section 4.3. Compliance Certificates.

            (a) Officer's Certificate. (1) The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

            (2) Each Guarantor shall have delivered to such Purchaser a certificate of an authorized officer, dated the date of the Closing, certifying that the condition specified in Section 4.1(b) has been fulfilled.

            (b) Secretary's Certificate. (1) The Company shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

            (2) Each Guarantor shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and the other corporate or partnership proceedings relating to the authorization, execution and delivery of the Guaranty Agreement.

            (c) ERISA Certificate. If such Purchaser shall have made the disclosures referred to in Section 6.2(b), (c) or (e), such Purchaser shall have received the certificate from the Company described in the penultimate paragraph of Section 6.2 and such certificate shall state that
      (1) the Company is neither a "party in interest" nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to Section 6.2(b) or (e) or (2) with respect to any plan, identified pursuant to Section 6.2(c), neither the Company nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has, at such time or during the immediately preceding one year, exercised the authority to appoint or terminate the QPAM as manager of the assets of any plan identified in writing pursuant to Section 6.2(c) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

      Section 4.4. Guaranty Agreement. The Guaranty Agreement shall have been duly authorized, executed and delivered by each Guarantor and shall be in full force and effect.

      Section 4.5. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Michael Futch, Esq., General Counsel for the Company and the Guarantors, covering the matters set forth in Exhibit 4.5(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request, (b) from Gray Cary Ware & Freidenrich, special counsel for the Company and the Guarantors, covering the matters set forth in Exhibit 4.5(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser) and (c) from Schiff Hardin & Waite, such Purchaser's special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.5(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

      Section 4.6. Purchase Permitted by Applicable Law, Etc. On the date of the Closing, such Purchaser's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

      Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of Schiff Hardin & Waite, the Purchasers' special counsel referred to in Section 4.5 and the only counsel retained by the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

      Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

      Section 4.9. Changes in Corporate Structure. Except as specified in
Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

      Section 4.10. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such Purchaser's special counsel may reasonably request.


SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company represents and warrants to each Purchaser that:

      Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

      Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      Section 5.3. Disclosure. The Company, through its agent, Banc of America Securities LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated April 2001 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 2000, there has been no adverse Material change in the financial condition, operations, business, properties or prospects of the Company or any of its Subsidiaries, taken as a whole.

      Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (1) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (2) of the Company's Affiliates, other than Subsidiaries and (3) of the Company's directors and senior officers.

      (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

      (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

      (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement or instrument (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that own outstanding shares of capital stock or similar equity interests of such Subsidiary.

      Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

      Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not
(a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

      Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

      Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.
(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      Section 5.9. Taxes. The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service up to and including the fiscal year ended December 31, 1991 and the Federal income tax liabilities of the Company and its Subsidiaries have been paid for all fiscal years up to and including the fiscal year ended December 31, 1999.

      Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

      Section 5.11. Licenses, Permits, Etc. Except as disclosed in Schedule
5.11,

      (a) the Company and its Subsidiaries own or possess all Material licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto;

      (b) to the best knowledge of the Company, no product of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right with respect thereto owned by any other Person; and

      (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right with respect thereto owned or used by the Company or any of its Subsidiaries.

      Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws in all material respects. Neither the Company nor any ERISA Affiliate has incurred any Material liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such Material liability by the Company or any ERISA Affiliate, or in the imposition of any Material Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code.

      (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $5,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in
Section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in Section 3 of ERISA.

      (c) The Company and its ERISA Affiliates have not incurred Material withdrawal liabilities (and are not subject to Material contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans.

      (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.

      (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section
6.2 as to the source of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

      Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or the Guaranty Agreement or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than five other

Institutional Investors, each of which has been offered the Notes and the Guaranty Agreement at a private sale for investment pursuant to an exemption from the registration requirements under the Securities Act. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the delivery of the Guaranty Agreement to the registration requirements of Section 5 of the Securities Act.

      Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The Company does not own any margin stock and the Company does not have any present intention to acquire any margin stock; provided, however, that, pursuant to the Bank Credit Agreement, the Company may acquire margin stock in an amount not to exceed 25% of the value of the consolidated assets of the Company and its Subsidiaries. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

      Section 5.15. Existing Debt. Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of May 1, 2001, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

      Section 5.16. Existing Investments. Schedule 5.16 sets forth a complete and correct list of all outstanding Investments of the Company and its Subsidiaries as of March 31, 2001, since which date there has been no Material change in the amounts of such Investments.

      Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

      Section 5.18. Environmental Matters. Neither the Company nor any Subsidiary has knowledge of any Material claim or has received any notice of any Material claim, and no proceeding has been instituted raising any Material claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws. Except as otherwise disclosed in Schedule 5.18:

            (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any Material claim, public or private, or Material violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use;

            (b) neither the Company nor any of its Subsidiaries (1) has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or (2) has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws; in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

            (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in material compliance with applicable Environmental Laws.

      Section 5.19. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.


SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

      Section 6.1. Purchase for Investment. Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

      Section 6.2. Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

            (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and, as of the date of the Closing or as of the date of transfer, as applicable, there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization or affiliate thereof, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

            (b) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (2) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, as of the date of the Closing or as of the date of transfer, as applicable, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization or affiliate thereof beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

            (d) the Source is a governmental plan; or

            (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

            (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

      If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraph (b), (c) or (e) above, the Company shall deliver on the date of the Closing or on the date of transfer, as applicable, a certificate, which shall state whether (i) it is a party in interest or a "disqualified person" (as defined in Section 4975(e)(2) of the Internal Revenue Code of 1986, as amended), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or
(ii) with respect to any plan, identified pursuant to paragraph (c) above, whether it or any "affiliate" (as defined in

Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate the QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan.

      As used in this Section 6.2, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


SECTION 7. INFORMATION AS TO COMPANY.

      Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

            (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                  (1) a consolidated balance sheet of the Company and its
            Subsidiaries as at the end of such quarter, and

                  (2) consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

      setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

            (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                  (1) a consolidated balance sheet of the Company and its
            Subsidiaries, as at the end of such year, and

                  (2) consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                  (i) an opinion thereon of independent certified public
            accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b), and

                  (ii) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit);

            (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public Securities holders generally, (2) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and (3) all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

            (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

            (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (1) with respect to any Plan, any reportable event, as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (2) the taking by the PBGC of steps to institute, or the
            threatening by the PBGC of the institution of, proceedings under
            Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (3) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would exceed $5,000,000 in the aggregate;

            (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

            (g) Rule 144A -- except at such times as the Company is a reporting company under Section 13 or 15(d) of the Exchange Act or has complied with the requirements for the exemption from registration under the Exchange Act set forth in Rule 12g3-2(b) under the Exchange Act, such financial or other information as any holder of Notes or any Person designated by such holder may reasonably determine is required to permit such holder to comply with the requirements of Rule 144A promulgated under the Exchange Act in connection with the resale by it of the Notes, in any such case promptly after the same is requested; and

            (h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

      Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

            (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.2 through Section 10.5 hereof, inclusive, Section 10.8 and Section 10.10 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

            (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

      Section 7.3. Inspection. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

            (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

            (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8. PREPAYMENT OF THE NOTES.

      Section 8.1. Required Prepayments. On May 1, 2005 and on each May 1 thereafter to and including May 1, 2012 the Company will prepay $8,333,333 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

      Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Five Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer (the "Make-Whole Amount Calculation Certificate") specifying the method of computation and the calculation of such Make-Whole Amount in respect of such holder's Notes as of the specified prepayment date. The method of computation of the Make-Whole Amount in respect of the Notes set forth in the Make-Whole Amount Calculation Certificate shall be subject to the review and approval of the holders of the Notes and, in the case of any disagreement between the Required Holders and the Company with respect to such method of computation, the conclusion of the Required Holders shall, in the absence of manifest error, be deemed binding and conclusive. The calculation of the Make-Whole Amount in respect of the Note or Notes set forth in a Make-Whole Amount Calculation Certificate shall also be subject to the review and approval of the holder of such Note or Notes and, in the case of any disagreement between such holder and the Company with respect to such calculation, the conclusion of such holder shall, in the absence of manifest error, be deemed binding and conclusive. It is understood and agreed that the failure of any holder to respond to the Make-Whole Amount Calculation Certificate in respect of its Notes by the date fixed for prepayment shall be deemed to be a concurrence by such holder to the method of computation and the calculation of the Make-Whole Amount in respect of such Notes.

      Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

      Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

      Section 8.5. Purchase of Notes. The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of more than 10% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 30 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

      Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

            "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
      Section 12.1, as the context requires.

            "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

            "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. (New York City time) on the fifth Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable "PX" page of the Bloomberg Financial Market Service's Screen (or such other page as may replace the applicable PX page of the Bloomberg Financial Market Service's Screen) for actively traded U.S. Treasury Securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the fifth Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury Securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield in clauses (a) and (b) above will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and
      (2) interpolating linearly between (i) the actively traded U.S. Treasury Security with the maturity closest to and greater than the Remaining Average Life and (ii) the actively traded U.S. Treasury Security with the maturity closest to and less than the Remaining Average Life.

            "Remaining Average Life" shall mean, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

            "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

            "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

      The Company covenants that so long as any of the Notes are outstanding:

      Section 9.1. Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      Section 9.2. Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

      Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of any such taxes or assessments could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      Section 9.5. Corporate Existence, Etc. The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.7, 10.8 and 10.9, the

Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

      Section 9.6. Guaranty Agreement. (a) (1) The Company shall promptly, and in any event within three Business Days after (i) a Subsidiary becomes a Material Subsidiary, (ii) the formation or acquisition of a new Subsidiary that is a Material Subsidiary or (iii) the occurrence of any other event creating a new Subsidiary that is a Material Subsidiary, cause such Material Subsidiary to execute and deliver a supplement to the Guaranty Agreement in the form of Exhibit A to the Guaranty Agreement.

      (2) Within ten Business Days of any Material Subsidiary being required to execute and deliver a supplement to the Guaranty Agreement pursuant to Section 9.6(a)(1), the Company shall cause such Material Subsidiary to deliver to each holder of Notes (i) such documents and evidence with respect to such Material Subsidiary as any holder may reasonably request in order to establish the existence and good standing of such Material Subsidiary and evidence that the Board of Directors of such Material Subsidiary has adopted resolutions authorizing the execution and delivery of a supplement to the Guaranty Agreement, (ii) evidence of compliance with such Material Subsidiary's outstanding debt instruments in the form of (A) a compliance certificate from such Material Subsidiary to the effect that such Material Subsidiary has complied with all terms and conditions of its outstanding debt instruments, (B) consents or approvals of the holder or holders of any evidence of Debt or Security, and/or (C) amendments of agreements pursuant to which any evidence of Debt or Security may have been issued, all as may be reasonably deemed necessary by the holders of Notes to permit the execution and delivery of a supplement to the Guaranty Agreement by such Material Subsidiary, (iii) an opinion of counsel to the effect that (A) such Material Subsidiary is a corporation or other business entity, duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of organization, has the power and the authority to execute and deliver a supplement to the Guaranty Agreement and to perform the Guaranty Agreement, (B) the execution and delivery of a supplement to the Guaranty Agreement and performance of the Guaranty Agreement has been duly authorized by all necessary action on the part of such Material Subsidiary, a supplement to the Guaranty Agreement has been duly executed and delivered by such Material Subsidiary and the Guaranty Agreement constitutes the legal, valid and binding contract of such Material Subsidiary enforceable against such Material Subsidiary in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (C) the execution and delivery of a supplement to the Guaranty Agreement and the performance by such Material Subsidiary of the Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation of a Lien upon any of the property of such Material Subsidiary pursuant to the provisions of its charter documents or any agreement or other instrument known to such counsel to which such Material Subsidiary is a party to or by which such Material Subsidiary may be bound and (D) no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the lawful execution and delivery of a supplement to the Guaranty Agreement by such Material Subsidiary or the performance of the Guaranty Agreement by such Material Subsidiary, which opinion may contain such assumptions and qualifications as are reasonably acceptable to the Required Holders, and (iv) all other documents and showings reasonably requested by the holders of Notes in connection with the execution and delivery of a supplement to the Guaranty Agreement, which documents shall be satisfactory in form and substance to such holders and their special counsel, and each holder of Notes shall have received a copy (executed or certified as may be appropriate) of all of the foregoing legal documents.

      (b) If at any time, pursuant to the terms and conditions of the Bank Credit Agreement, any Guarantor is released from its liability under the Bank Guaranty and (1) such Guarantor is not a co-obligor under the Bank Credit Agreement, (2) such Guarantor does not qualify as a Material Subsidiary under clause (a) or (b) of the definition thereof and (3) the Company shall have delivered to each holder of Notes an Officer's Certificate certifying that (i) the conditions specified in clauses (1) and (2) above have been satisfied and
(ii) immediately preceding the release of such Guarantor from the Guaranty Agreement and after giving effect thereto, no Default or Event of Default shall have existed or would exist, then, upon receipt by the holders of Notes of such Officer's Certificate, such Guarantor shall be discharged from its obligations under the Guaranty Agreement.


SECTION 10. NEGATIVE COVENANTS.

      The Company covenants that so long as any of the Notes are outstanding:

      Section 10.1. Nature of Business. The Company will not, and will not permit any Subsidiary to, engage in any business if, as a result thereof, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of the Closing.

      Section 10.2. Consolidated Net Worth. The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) $275,000,000, plus
(b) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal quarter beginning with the fiscal quarter ended December 31, 2000.

      Section 10.3. Incurrence of Debt. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, unless on the date the Company or such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

            (a) no Default or Event of Default exists, and

            (b) Consolidated Total Debt does not exceed 55% of Consolidated Total Capitalization.

For the purposes of this Section 10.3, any Person becoming a Subsidiary after the date of the Closing shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

      Section 10.4. Subsidiary Debt. The Company will not at any time permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Debt other than:

            (a) Debt of a Subsidiary (1) outstanding on the date of the Closing and disclosed in Schedule 5.15, provided that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement and (2) outstanding pursuant to the Guaranty Agreement;

            (b) Debt of a Subsidiary owed to the Company or a Wholly-Owned Subsidiary;

            (c) Debt of a Subsidiary outstanding at the time such Subsidiary becomes a Subsidiary, provided that (1) such Debt shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary and (2) immediately after such Subsidiary becomes a Subsidiary no Default or Event of Default would exist, and provided, further, that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement; and

            (d) Debt of a Subsidiary in addition to that otherwise permitted by the foregoing provisions of this Section 10.4, provided that on the date the Subsidiary incurs or otherwise becomes liable with respect to any such additional Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

                  (1) no Default or Event of Default exists, and

                  (2) Priority Debt does not exceed 20% of Consolidated Net
            Worth determined at such time.

      Section 10.5. Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

            (a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

            (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable;

            (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (1) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

            (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed expiration of any such stay;

            (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

            (f) Liens on property or assets of the Company or any of its Subsidiaries securing Debt owing to the Company or to a Wholly-Owned Subsidiary;

            (g) Liens existing on the date of the Closing and securing the Debt of the Company and its Subsidiaries referred to on Schedule 5.15;

            (h) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property acquired or constructed by the Company or a Subsidiary after the date of the Closing, provided that

                  (1) any such Lien shall extend solely to the item or items of such property so acquired or constructed,

                  (2) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (i) the cost to the Company or such Subsidiary of the property so acquired or constructed and (ii) the Fair Market Value

            Value (as determined in good faith by the Board of Directors of the Company) of such property at the time of such acquisition or construction,

                  (3) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property, and

                  (4) immediately after giving effect the creation of such Lien and giving effect thereto, (i) no Default or Event of Default would exist and (ii) the Company would be permitted by the provisions of
            Section 10.3(b) to incur at least $1.00 of additional Debt;

            (i) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and
      (3) immediately after giving effect to the acquisition of the property subject to such Lien and giving effect thereto, (i) no Default or Event of Default would exist and (ii) the Company would be permitted by the provisions of Section 10.3(b) to incur at least $1.00 of additional Debt;

            (j) any Lien renewing, extending or refunding any Lien permitted by paragraphs (g), (h) or (i) of this Section 10.5, provided that (1) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (2) such Lien is not extended to any other property and (3) immediately after such extension, renewal or refunding no Default or Event of Default would exist; and

            (k) other Liens not otherwise permitted by paragraphs (a) through
      (i), provided that, after giving effect thereto and to the application of the proceeds of any Debt secured thereby, Priority Debt does not exceed 20% of Consolidated Net Worth determined at such time.

      For the purposes of this Section 10.5, any Person becoming a Subsidiary after the date of the Closing shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Subsidiary, and any Person extending, renewing or refunding any Debt secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

      Section 10.6. Restrictions on Dividends of Subsidiaries, Etc. The Company will not, and will not permit any of its Subsidiaries to, enter into any agreement which would restrict any Subsidiary's ability or right to pay dividends to, or make advances to or Investments in, the Company or, if such Subsidiary is not directly owned by the Company, the "parent" Subsidiary of such Subsidiary.

      Section 10.7. Mergers, Consolidations, Etc. The Company will not, and will not permit any Subsidiary to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that the foregoing restriction does not apply to:

            (a) the consolidation or merger of a Subsidiary with, or the conveyance, transfer or lease of substantially all of the assets of a Subsidiary to, the Company or a Wholly-Owned Subsidiary; or

            (b) the consolidation or merger of a Subsidiary with any Person other than the Company or a Wholly-Owned Subsidiary; provided that such Subsidiary shall be the surviving Person and immediately after giving effect to such transaction (1) no Default or Event of the Default would exist, (2) the Company would be permitted by the provisions of Section 10.3(b) to incur at least $1.00 of additional Debt, (3) such Subsidiary would be permitted by the provisions of Section 10.4(d)(2) to incur at least $1.00 of additional Priority Debt and (4) the Company shall own the same percentage of the equity or voting interests in such Subsidiary as the Company owned in such Subsidiary immediately preceding such transaction; or

            (c) the conveyance, transfer or lease of all of the assets of a Subsidiary to a Person other than the Company or a Wholly-Owned Subsidiary in compliance with the provisions of Section 10.8 and Section 10.9; or

            (d) the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

                  (1) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

                  (2) if the Company is not the Successor Corporation, (i) such corporation shall have executed and delivered to each holder of the Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), (ii) the Company shall have caused to be delivered to each holder of the Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and (iii) each Guarantor shall have delivered to each holder of the Notes a certificate whereby such Guarantor shall have reaffirmed its obligations under the Guaranty Agreement; and

                  (3) immediately after giving effect to such transaction (i) no
            Default or Event of Default would exist and (ii) the Successor Corporation would be permitted by the provisions of Section 10.3(b) to incur at least $1.00 of additional Debt.

      No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation from its liability under this Agreement or the Notes.

      Section 10.8. Sale of Assets, Etc. Except as permitted under Section 10.7,
Section 10.9 and Section 10.10, the Company will not, and will not permit any Subsidiary to, make any Asset Disposition unless:

            (a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;

            (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

            (c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring during the immediately preceding 12 consecutive calendar month period would not exceed 15% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal year of the Company.

      If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 180 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.8 as of any date on or after the Net Proceeds Amount is so applied, shall be deemed not to be an Asset Disposition.


      Section 10.9. Disposal of Ownership of a Subsidiary. The Company will not, and will not permit any Subsidiary to, sell or otherwise dispose of any shares of Subsidiary Stock, nor will the Company permit any such Subsidiary to issue, sell or otherwise dispose of any shares of its own Subsidiary Stock, provided that the foregoing restrictions do not apply to:

            (a) the issue of directors' qualifying shares by any such Subsidiary;

            (b) any such Transfer of Subsidiary Stock constituting a Transfer described in clause (a) of the definition of "Asset Disposition"; and

            (c) the Transfer of all of the Subsidiary Stock of a Subsidiary owned by the Company and its other Subsidiaries if:

                  (1) such Transfer satisfies the requirements of Section 10.8 hereof,

                  (2) in connection with such Transfer the entire Investment
            (whether represented by stock, Debt, claims or otherwise) of the Company and its other Subsidiaries in such Subsidiary is sold, transferred or otherwise disposed of to a Person other than (i) the Company, (ii) another Subsidiary not being simultaneously disposed of or (iii) an Affiliate, and

                  (3) the Subsidiary being disposed of has no continuing
            Investment in any other Subsidiary of the Company not being simultaneously disposed of or in the Company.

      Section 10.10. Sale-and-Leasebacks. The Company will not, and will not permit any Subsidiary to, enter into any Sale-and-Leaseback Transaction unless,
(a) the lease which is the subject of such Sale-and-Leaseback Transaction is not a Long-Term Lease or (b) immediately after giving effect to such Sale-and-Leaseback Transaction, the aggregate amount of Priority Debt does not exceed 20% of Consolidated Net Worth determined at such time.

      Section 10.11. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

SECTION 11. EVENTS OF DEFAULT.

      An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

            (c) the Company defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.4, inclusive, or Sections
      10.6 through 10.9, inclusive; or

            (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (1) a

      Responsible Officer obtaining actual knowledge of such default and (2) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

            (e) any representation or warranty made in writing by or on behalf of the Company or any Guarantor or by any officer of the Company or any Guarantor in this Agreement or in the Guaranty Agreement, respectively, or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (f) (1) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (2) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (i) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000 or (ii) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or

            (g) the Company or any Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors,
      (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated or (6) takes corporate action for the purpose of any of the foregoing; or

            (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

            (i) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not fully covered by insurance or, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

            (j) If (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA
      Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (4) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan or (6) the Company or any ERISA Affiliate establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any ERISA Affiliate thereunder; and any such event or events described in clauses (1) through
      (6) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

            (k) (1) default shall occur under the Guaranty Agreement and such default shall continue beyond the period of grace, if any, allowed with respect thereto or (2) the Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority or court that such agreement is invalid, void or unenforceable or any Guarantor shall contest or deny in writing the validity or enforceability of any of its obligations under the Guaranty Agreement.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


SECTION 12. REMEDIES ON DEFAULT, ETC.

      Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (1) of paragraph (g) or described in clause (6) of paragraph (g) by virtue of the fact that such clause encompasses clause (1) of paragraph (g)) exists, all the Notes then outstanding shall automatically become immediately due and payable.

      (b) If any other Event of Default exists, any holder or holders of more than 25% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

      (c) If any Event of Default described in paragraph (a) or (b) of Section 11 exists, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

      Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (1) all accrued and unpaid interest thereon and (2) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

      Section 12.2. Other Remedies. If any Event of Default exists, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

      Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 76% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

      Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.


SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

      Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

      Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
Section 6.2, provided, however, that, such transferee will not be deemed to have chosen the options set forth in Section 6.2(b), (c) or (e) unless such transferee shall have made the disclosures referred to therein at least five Business Days prior to its acceptance of such Note and shall have received prior to such acceptance of such Note the certificate provided for in the penultimate paragraph of Section 6.2 and such certificate shall contain the statement set forth in either Section 4.3(c)(1) or (2), as applicable; and provided, further, that, such transferee will not be deemed to have chosen an option set forth in Section 6.2(a), (b) or (d) unless the applicable Class Exemption referred to therein remains in effect at that time or another similar Class Exemption is then available. The Company shall exercise reasonable due diligence as is necessary to respond to any such disclosure, provided that, if the Company shall not respond within five Business Days following receipt of any such disclosure, it shall be deemed to have made the statement set forth in either
Section 4.3(c)(1) or (2), as applicable.

      Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory) or

            (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

      Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank of America in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

      Section 14.2. Home Office Payment. So long as any Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Purchaser's nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.


SECTION 15. EXPENSES, ETC.

      Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Guaranty Agreement or the Notes, or by reason of being a holder of any Note or a beneficiary of the Guaranty Agreement, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Guaranty Agreement and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser or holder).

      Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.


SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

      All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.


SECTION 17. AMENDMENT AND WAIVER.

      Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or (3) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

      Section 17.2. Solicitation of Holders of Notes.

      (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

      (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

      Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this

Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

      Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.


SECTION 18. NOTICES.

      All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (1) if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Company in writing,

            (2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

            (3) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

            Notwithstanding the foregoing, in the case of communications required to be delivered pursuant to Section 7.1(c)(3), the Company may provide notice by electronic mail, provided that the recipient of such communication shall have previously provided the Company with an electronic mail address for such purpose.

Notices under this Section 18 will be deemed given only when actually received.


SECTION 19. REPRODUCTION OF DOCUMENTS.

      This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Purchaser at the Closing (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.


SECTION 20. CONFIDENTIAL INFORMATION.

      For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to such Purchaser under Section
7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (1) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (2) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (3) any other holder of any Note, (4) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
20), (5) any Person from which such Purchaser offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (6) any Federal or state regulatory authority having jurisdiction over such Purchaser, (7) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a

Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.


SECTION 21. SUBSTITUTION OF A PURCHASER.

      Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.


SECTION 22. MISCELLANEOUS.

      Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

      Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

      Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 22.4. Construction. (a) Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

      (b) Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

      Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

      The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                        Very truly yours,

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ DAVID H. WATTS
                                           ------------------------------------
                                           David H. Watts
                                           Its President


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           William E. Barton
                                           Its Senior Vice President

Accepted as of May 1, 2001:

                                        ALLSTATE LIFE INSURANCE COMPANY OF
                                        NEW YORK


                                        By /s/ ROBERT B. BODETT
                                           -------------------------------------
                                        Name: Robert B. Bodett


                                        By /s/ PATRICIA W. WILSON
                                           -------------------------------------
                                        Name: Patricia W. Wilson
                                        Authorized Signatories


                                        UNITED OF OMAHA LIFE INSURANCE COMPANY

                                        By /s/ EDWIN H. GARRISON, JR.
                                           -------------------------------------
                                            Its First Vice President


                                        COMPANION LIFE INSURANCE COMPANY


                                        By /s/ EDWIN H. GARRISON, JR.
                                           -------------------------------------
                                            Its Assistant Treasurer


                                        LUTHERAN BROTHERHOOD


                                        By /s/ KERI L. REICH
                                           -------------------------------------
                                           Keri L. Reich
                                           Its Portfolio Manager

Accepted as of May 1, 2001:

                                        CONNECTICUT GENERAL LIFE
                                          INSURANCE COMPANY


                                        By: CIGNA INVESTMENTS, INC.
                                            ------------------------------------


                                        By /s/ STEPHEN A. OSBORN
                                           -------------------------------------
                                           Stephen A. Osborn
                                           Its Managing Director


                                        NATIONWIDE LIFE INSURANCE COMPANY


                                        By /s/ MARK W. POEPPELMAN
                                           -------------------------------------
                                           Mark W. Poeppelman
                                           Its Associate Vice President


                                        NATIONWIDE INDEMNITY COMPANY


                                        By /s/ MARK W. POEPPELMAN
                                           -------------------------------------
                                           Mark W. Poeppelman
                                           Its Associate Vice President


                                        NATIONWIDE MUTUAL FIRE INSURANCE COMPANY


                                        By /s/ MARK W. POEPPELMAN
                                           -------------------------------------
                                           Mark W. Poeppelman
                                           Its Associate Vice President


                                        NATIONWIDE MUTUAL INSURANCE COMPANY


                                        By /s/ MARK W. POEPPELMAN
                                           -------------------------------------
                                           Mark W. Poeppelman
                                           Its Associate Vice President


                                        ALLSTATE LIFE INSURANCE COMPANY

                                        By /s/ ROBERT B. BODETT
                                           -------------------------------------
                                        Name: Robert B. Bodett


                                        By /s/ PATRICIA W. WILSON
                                           -------------------------------------
                                        Name: Patricia W. Wilson
                                        Authorized Signatories

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
CONNECTICUT GENERAL LIFE                                      $10,000,000
    INSURANCE COMPANY                                          $3,500,000
c/o CIGNA Investments, Inc.                                    $3,300,000
Hartford, Connecticut  06152                                   $3,000,000
Attention: Private Securities Division                         $1,200,000
                                                               $1,000,000

Payments

All payments on or in respect of the Notes to be by Federal Funds Wire Transfer to:

        Chase NYC/CTR/
        BNF = CIGNA Private Placements/AC=9009001802
        ABA #021000021
        OBI = Granite Construction Incorporated 6.96% Senior Notes due May 1, 2013, PPN 387328 A@ 6 principal premium or interest; contact name and phone.

Address for Notices Related to Payments:

        CIG & Co.
        c/o CIGNA Investments, Inc.
        Attention: Securities Processing S-309
        900 Cottage Grove Road
        Hartford, Connecticut 06152-2309

        CIG & Co.
        c/o CIGNA Investments, Inc.
        Attention: Private Securities S-307
        Operations Group
        900 Cottage Grove Road
        Hartford, Connecticut 06152-2307
        Fax: 860-726-7203

        with a copy to:

        Chase Manhattan Bank
        Private Placement Servicing
        P.O. Box 1508
        Bowling Green Station
        New York, New York 10081
        Attention: CIGNA Private Placements
        Fax: 212-552-3107/1005

Address for All Other Notices:

        CIG & Co.
        c/o CIGNA Investments, Inc.

                                   SCHEDULE A
                          (to Note Purchase Agreement)

        Attention: Private Securities Division - S-307
        900 Cottage Grove Road
        Hartford, Connecticut 06152-2307
        Fax: 860-726-7203

Name of Nominee in which Notes are to be issued:  CIG & Co.

Taxpayer I.D. Number for CIG & Co.:  13-3574027

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
NATIONWIDE LIFE INSURANCE COMPANY                               $10,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220
Attention: Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Granite Construction Incorporated, 6.96% Senior Notes due May 1, 2013, PPN 387328 A@ 6, principal, premium or interest") to:

        The Bank of New York
        ABA #021-000-018
        BNF: IOC566
        F/A/O Nationwide Life Insurance Company
        Attention: P&I Department
        PPN #383723 A@ 6
        Security Description: ______________________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

        Nationwide Life Insurance Company
        c/o The Bank of New York
        P. O. Box 19266
        Newark, New Jersey  07195
        Attention:  P&I Department

        With a copy to:

        Nationwide Life Insurance Company
        One Nationwide Plaza (1-32-05)
        Columbus, Ohio  43215-2220
        Attention:  Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-4156830

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
NATIONWIDE INDEMNITY COMPANY                                    $5,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220
Attention: Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Granite Construction Incorporated, 6.96% Senior Notes due May 1, 2013, PPN 387328 A@ 6, principal, premium or interest") to:

        The Bank of New York
        ABA #021-000-018
        BNF: IOC566
        F/A/O Nationwide Indemnity Company
        Attention: P&I Department
        PPN #387328 A@ 6 Security Description: ____________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

        Nationwide Indemnity Company
        c/o The Bank of New York
        P. O. Box 19266
        Newark, New Jersey 07195
        Attention: P&I Department

        With a copy to:

        Nationwide Indemnity Company
        One Nationwide Plaza (1-32-05)
        Columbus, Ohio 43215-2220
        Attention: Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-1399201

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY                         $4,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220
Attention: Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Granite Construction Incorporated, 6.96% Senior Notes due May 1, 2013, PPN 387328 A@ 6, principal, premium or interest") to:

        The Bank of New York
        ABA #021-000-018
        BNF:  IOC566
        F/A/O Nationwide Mutual Fire Insurance Company
        Attention:  P&I Department
        PPN # 387328 A@ 6
        Security Description:  ________________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

        Nationwide Mutual Fire Insurance Company
        c/o The Bank of New York
        P. O. Box 19266
        Newark, New Jersey 07195
        Attention: P&I Department

        With a copy to:

        Nationwide Mutual Fire Insurance Company
        One Nationwide Plaza (1-32-05)
        Columbus, Ohio 43215-2220
        Attention: Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-4177110

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
NATIONWIDE MUTUAL INSURANCE COMPANY                             $3,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio 43215-2220
Attention: Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Granite Construction Incorporated, 6.96% Senior Notes due May 1, 2013, PPN 387328 A@ 6, principal, premium or interest") to:

        The Bank of New York
        ABA #021-000-018
        BNF: IOC566
        F/A/O Nationwide Mutual Insurance Company
        Attention: P&I Department
        PPN # 387328 A@ 6
        Security Description:  ____________________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

        Nationwide Mutual Insurance Company
        c/o The Bank of New York
        P. O. Box 19266
        Newark, New Jersey 07195
        Attention: P&I Department

        With a copy to:

        Nationwide Mutual Insurance Company
        One Nationwide Plaza (1-32-05)
        Columbus, Ohio 43215-2220
        Attention: Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-4177100

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
ALLSTATE LIFE INSURANCE COMPANY                                 $9,000,000
3075 Sanders Road, STE G5D
Northbrook, Illinois 60062-7127
Attention: Private Placements Department
Telecopier Number: (847) 402-3092
Telephone Number: (847) 402-8922

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds (identifying each payment with name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium) in the exact format as follows:

        BBK =     Harris Trust and Savings Bank
                  ABA #071000288
        BNF =     Allstate Life Insurance Company
                  Collection Account #168-117-0
        ORG =     Granite Construction Incorporated
        OBI =     DPP - 387328 A@ 6 --
                  Payment Due Date (MM/DD/YY) --
                  P _____ (enter "P" and the amount of principal being remitted, for example, P5000000.00) --
                  I _____ (enter "I" and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

        Allstate Insurance Company
        Investment Operations--Private Placements
        3075 Sanders Road, STE G4A
        Northbrook, Illinois 60062-7127
        Telephone: (847) 402-2769
        Telecopy: (847) 326-5040

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  36-2554642

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
ALLSTATE LIFE INSURANCE COMPANY                                 $9,000,000
  OF NEW YORK
c/o Allstate Life Insurance Company
3075 Sanders Road, STE G5D
Northbrook, Illinois 60062-7127
Attention:  Private Placements Department
Telephone Number: (847) 402-8922
Telefacsimile Number: (847) 402-3092

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds (identifying each payment with name of the Issuer (and the Credit, if any), the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium) in the exact format as follows:

        BBK =     Harris Trust and Savings Bank
                  ABA #071000288
        BNF =     Allstate Life Insurance Company of New York
                  Collection Account #168-120-4
        ORG =     Granite Construction Incorporated
        OBI =     DPP - 387328 A@ 6 --
                  Payment Due Date (MM/DD/YY) --
                  P _____ (enter "P" and the amount of principal being remitted, for example, P5000000.00) --
                  I _____ (enter "I" and the amount of interest being remitted, for example, I225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

        Allstate Insurance Company
        Investment Operations--Private Placements
        3075 Sanders Road, STE G4A
        Northbrook, Illinois  60062-7127
        Telephone: (847) 402-2769
        Telecopy: (847) 326-5040

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None
Taxpayer I.D. Number:  36-2608394

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
UNITED OF OMAHA LIFE INSURANCE COMPANY                          $6,000,000
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011
Attention: Investment Division/Securities Accounting
Telecopier Number: (402) 351-2913
Telephone Number (402) 351-2504

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Granite Construction Incorporated, 6.96% Senior Notes due May 1, 2013") to:

        Chase Manhattan Bank
        ABA #021000021
        Private Income Processing

        for credit to:

        United of Omaha Life Insurance Company
        Account Number 900-9000200
        a/c: G07097
        CUSIP/PPN: 387328 A@ 6
        Interest Amount: ___________
        Principal Amount: __________

Notices

All notices in respect of payment of principal and interest, corporate actions and reorganization notifications to:

        The Chase Manhattan Bank
        4 New York Plaza - 13th Floor
        New York, New York 10004
        Attn: Income Processing - J. Piperatto
        a/c: G07097

All other communications to:

        4-Investment Loan Administration
        Mutual of Omaha Insurance Company
        Mutual of Omaha Plaza
        Omaha, Nebraska 68175-1011

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0322111

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
COMPANION LIFE INSURANCE COMPANY                                 $2,000,000
c/o Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011
Attention: 4 - Investment Loan Administration
Telefacsimile: (402) 351-2913
Confirmation: (402) 351-2583

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

        Chase Manhattan Bank
        ABA #021000021
        Private Income Processing

        for credit to: Companion Life Insurance Company
        Account Number 900-9000200
        a/c G07903
        PPN: 387328 A@ 6
        Interest Amount: __________________
        Principal Amount: _________________

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

        The Chase Manhattan Bank
        4 New York Plaza-11th Floor
        New York, New York 10004
        Attention: Income Processing-J. Pipperato a/c: G07903

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-1595128

                                                            PRINCIPAL AMOUNT OF
            NAMES OF PURCHASER                             NOTES TO BE PURCHASED
LUTHERAN BROTHERHOOD                                             $5,000,000
625 Fourth Avenue South, 10th Floor
Minneapolis, Minnesota 55415
Attention: Investment Division
Telecopier Number: (612) 340-5756
Telephone Number: (612) 340-5757

Payments

All payments of principal, interest and premium on the account of the Notes shall be made by bank wire transfer (in immediately available funds) to:

        Norwest Bank Minnesota, N.A.
        ABA #091000019
        For Credit to Trust Clearing Account #08-40-245
        Attention: Sarah Corcoran
        For credit to: Lutheran Brotherhood
        Account Number 12651300

        All payments must include the following information:

        A/C Lutheran Brotherhood
        Account No.: 12561300
        Security Description
        PPN Number
        Reference Purpose of Payment
        Interest and/or Principal Breakdown

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 41-0385700

                                  DEFINED TERMS

      As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "Affiliate" shall mean, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any other Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such first Person or any other Person of which such first Person beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests and (c) any officer or director of such first Person and any Person fulfilling an equivalent function of an officer or director; provided that "Affiliate," in relation to the Company, shall not include any Subsidiary. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

      "Asset Disposition" shall mean any Transfer except:

            (a) any

                  (1) Transfer from a Subsidiary to the Company or to a
            Wholly-Owned Subsidiary; and

                  (2) Transfer from the Company to a Wholly-Owned Subsidiary so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default would exist;

            (b) any Transfer made in the ordinary course of business and involving only property that is either (1) inventory held for sale or (2) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete; and

            (c) any Transfer in one lot of all of the voting Securities of TIC, directly or indirectly, owned or held by the Company to TIC pursuant to that certain Stock Purchase Agreement dated as of December 23, 1996 between the Company and TIC, as amended, supplemented, restated or otherwise modified from time to time.

      "Attributable Debt" shall mean, as to any particular Long-Term Lease relating to a Sale-and-Leaseback Transaction, the present value of all Lease Rentals required to be paid by the Company or any Subsidiary under such lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease if known or, if not known, of 12% per annum).

      "Bank Credit Agreement" shall mean that certain Credit Agreement dated as of June 30, 1997 among the Company, Bank of America National Trust and Savings Association, as agent, and each of the financial institutions a party thereto, as amended by that certain First Amendment


                                   SCHEDULE B
                          (to Note Purchase Agreement)
to Credit Agreement dated as of January 16, 1998, that certain Second Amendment to Credit Agreement dated as of June 30, 1998 and that certain Third Amendment to Credit Agreement dated as of June 30, 1999 as the same may be further amended, supplemented, restated or otherwise modified from time to time, and any credit agreement or other like agreement entered into by the Company which is substantially similar to or replaces the Credit Agreement.

      "Bank Guaranty" shall mean any Guaranty of the Debt outstanding under the Bank Credit Agreement by a Subsidiary.

      "Business Day" shall mean (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or San Francisco, California are required or authorized to be closed.

      "Capital Lease" shall mean, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

      "Capital Lease Obligation" shall mean, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

      "Closing" is defined in Section 3.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

      "Company" shall mean Granite Construction Incorporated, a Delaware corporation, and any Person who succeeds to all, or substantially all, of the assets and business of Granite Construction Incorporated.

      "Confidential Information" is defined in Section 20.

      "Consolidated Net Income" for any period shall mean the gross revenues of the Company and its Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

            (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets (other than fixed or capital assets sold or disposed of in the ordinary course of business), and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

            (b) the proceeds of any life insurance policy;

            (c) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

            (d) net earnings and losses of any corporation (other than a Subsidiary), substantially all the assets of which have been acquired in any manner by the Company or any Subsidiary, realized by such corporation prior to the date of such acquisition;

            (e) net earnings and losses of any corporation (other than a Subsidiary) with which the Company or a Subsidiary shall have consolidated or which shall have merged into or with the Company or a Subsidiary prior to the date of such consolidation or merger;

            (f) net earnings of any business entity (other than a Subsidiary or a joint venture) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions;

            (g) earnings resulting from any reappraisal, revaluation or write-up of assets;

            (h) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

            (i) any gain arising from the acquisition of any Securities of the Company or any Subsidiary; and

            (j) any other extraordinary gain or loss.

      "Consolidated Net Worth" shall mean, as of the date of any determination thereof,

            (a) the sum of (1) the par value (or value stated on the books of the corporation) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) of the Company and its Subsidiaries plus (2) the amount of the paid-in capital and retained earnings of the Company and its Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus

            (b) unearned compensation, minus

            (c) to the extent included in clause (a) above, all amounts properly attributable to Minority Interests, if any, in the stock and surplus of Subsidiaries, minus

            (d) the book value of all Restricted Investments of the Company and its Subsidiaries acquired after the date of the Closing in excess of an amount equal to 10% of the amount determined pursuant to clauses (a), (b) and (c) of this definition.

      "Consolidated Total Assets" shall mean, as of the date of any determination thereof, (a) the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to Minority Interests, if any, in the stock and surplus of Subsidiaries.

      "Consolidated Total Capitalization" shall mean, as the date of any determination thereof, the sum of (a) Consolidated Net Worth and (b) Consolidated Total Debt.

      "Consolidated Total Debt" shall mean, as of the date of any determination thereof, the total of all Debt of the Company and its Subsidiaries (including, without limitation, all Subsidiaries that are organized as joint ventures) outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries, and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

      "Debt" shall mean, with respect to any Person, without duplication,

            (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

            (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c) its Capitalized Lease Obligations;

            (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

            (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

            (f) Swaps of such Person;

            (g) its recourse obligations under Receivables Securitization Transactions;

            (h) in respect of the Company or any Subsidiary, its Attributable Debt; and

            (i) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (h) hereof in an amount equal to the amount guaranteed.

      Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (i) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

      "Debt Prepayment Application" shall mean, with respect to any Transfer of property, the application by the Company or its Subsidiaries of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt (other than Senior Debt owing to the Company, any of its Subsidiaries or any Affiliate).

      "Default" shall mean an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      "Default Rate" shall mean that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes and (b) 2% over the rate of interest publicly announced by Bank of America in San Francisco, California as its "reference" rate.

      "Disposition Value" shall mean, as of any date of determination, with respect to any property

            (a) in the case of property that does not constitute Subsidiary Stock, the Fair Market Value thereof, valued at the time of such disposition in good faith by the Company, and

            (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof in good faith by the Company.

      "Environmental Laws" shall mean any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

      "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

      "Event of Default" is defined in Section 11.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean, as of any date of determination and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

      "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

      "Governmental Authority" shall mean

            (a) the government of

                  (1) the United States of America or any State or other
            political subdivision thereof, or

                  (2) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

            (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

      "Guarantors" is defined in Section 2.2.

      "Guaranty Agreement" is defined in Section 2.2.

      "Guaranty" shall mean, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a) to purchase such Debt or obligation or any property constituting security therefor;

            (b) to advance or supply funds (1) for the purchase or payment of such Debt or obligation, or (2) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

            (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

      "Hazardous Material" shall mean any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

      "holder" shall mean, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

      "Institutional Investor" shall mean (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

      "Investment" shall mean any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (a) in any Person, whether by acquisition of stock, Debt or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or (b) in any property.

      "Lease Rentals" shall mean, with respect to any period, the sum of the rental and other obligations required to be paid during such period by the Company or any Subsidiary, as lessee, under all leases of real or personal property (other than Capital Leases), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, provided that, if at the date of determination, any such rental or other obligations (or portion thereof) are contingent or not otherwise definitely determinable by the terms of the related lease, the amount of such obligations (or such portion thereof) (1) shall be assumed to be equal to the amount of such obligations for the period of 12 consecutive calendar months immediately preceding the date of determination or (2) if the related lease was not in effect during such preceding 12-month period, shall be the amount estimated by a Senior Financial Officer of the Company on a reasonable basis and in good faith.

      "Lien" shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

      "Long-Term Lease" shall mean any lease of property having an original term, including any period for which the lease may be renewed or extended at the option of the lessee, of more than three years.

      "Make-Whole Amount" is defined in Section 8.6.

      "Make-Whole Amount Calculation Certificate" is defined in Section 8.2.

      "Material" shall mean material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole.

      "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement, the Guaranty Agreement or the Notes.

      "Material Subsidiary" shall mean each Subsidiary identified as a Material Subsidiary on Schedule 5.4, each Subsidiary that is an obligor or guarantor of any Debt existing under the Bank Credit Agreement and each other Subsidiary which meets either of the following conditions:

            (a) such Subsidiary's total net revenues for the period of the immediately preceding four fiscal quarters is equal to or greater than 10% of the consolidated total net revenues of the Company and its Subsidiaries for such period determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries; or

            (b) such Subsidiary's total assets, as of the last day of the immediately preceding fiscal quarter, is equal to or greater than 10% of consolidated total assets of the Company and its Subsidiaries as of such date determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries.

      "Memorandum" is defined in Section 5.3.

      "Minority Interests" shall mean any shares of stock of any class of a Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Company and/or one or more of its Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.

      "Multiemployer Plan" shall mean any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

      "Net Proceeds Amount" shall mean, with respect to any Transfer of any property by any Person, an amount equal to the difference of

            (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) allocated to such Person in respect of such Transfer, net of any applicable taxes incurred in connection with such Transfer, minus

            (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

      "Notes" is defined in Section 1.

      "Officer's Certificate" shall mean a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

      "Person" shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

      "Plan" shall mean an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

      "Preferred Stock" shall mean any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

      "Priority Debt" shall mean the sum of (a) all Debt of the Company secured by Liens permitted by Section 10.5(k), (b) all Debt of Subsidiaries permitted by
Section 10.4(d), and (c) all Attributable Debt of the Company and its Subsidiaries permitted by Section 10.10(b).

      "property" or "properties" shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

      "Property Reinvestment Application" shall mean, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of operating assets of the Company or any Subsidiary to be used in the principal business of such Person.

      "PTE" is defined in Section 6.2(a).

      "QPAM Exemption" shall mean Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

      "Receivables Securitization Transaction" shall mean any transaction pursuant to which (a) accounts receivables are sold or transferred and (b) the seller either (1) retains an interest in the receivables so sold or transferred or (2) assumes any liability in connection with such sale or transfer.

      "Required Holders" shall mean, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company, any of its Subsidiaries or any of its Affiliates).

      "Responsible Officer" shall mean any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

      "Restricted Investments" (a) shall mean all Investments except the following:

            (1) property to be used in the ordinary course of business of the Company and its Subsidiaries;

            (2) current assets arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries;

            (3) Investments in one or more Subsidiaries or any Person that concurrently with such Investment becomes a Subsidiary;

            (4) Investments existing on the date of the Closing and disclosed in
      Schedule 5.16;

            (5) Investments permitted by the Company's "Investment Policy Guidelines" as in effect on the date hereof set forth on Exhibit 3 attached hereto and such additional Investments as may from time to time be permitted under the Company's investment policy guidelines; provided that the Required Holders shall have consented to such additional Investments; and

            (6) Investments in Wilder Construction, a Washington corporation, made after the date of Closing in an aggregate amount not to exceed $30,000,000.

      (b) As of any date of determination, each Restricted Investment shall be valued at the greater of:

            (1) the amount at which such Restricted Investment is shown on the books of the Company or any of its Subsidiaries (or zero if such Restricted Investment is not shown on any such books); and

            (2) either

                  (i) in the case of any Guaranty of the obligation of any
            Person, the amount which the Company or any of its Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Subsidiary of any such payments, or

                  (ii) in the case of any other Restricted Investment, the
            excess of (A) the greater of (I) the amount originally entered on the books of the Company or any of its Subsidiaries with respect thereto and (II) the cost thereof to the Company or its Subsidiary over (B) any return of capital (after income taxes applicable thereto) upon such Restricted Investment through the sale or other liquidation thereof or part thereof or otherwise.

      (c) As used in this definition of "Restricted Investments":

            "Acceptable Bank" shall mean any bank or trust company (1) which is organized under the laws of the United States of America or any State thereof, (2) which has capital, surplus and undivided profits aggregating at least $250,000,000, and (3) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) are given one of the two highest ratings by Moody's or S&P or another credit rating agency of recognized national standing.

            "Moody's" shall mean Moody's Investors Service, Inc.

            "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

            "United States Governmental Security" shall mean any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

      "Sale-and-Leaseback Transaction" shall mean a transaction or series of transactions pursuant to which the Company or any Subsidiary shall sell or transfer to any Person (other than the Company or a Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any Subsidiary shall, within 180 days of such sale or transfer, rent or lease, as lessee, (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      "Security" has the meaning set forth in Section 2(1) of the Securities Act of 1933, as amended.

      "Senior Debt" shall mean all Debt of the Company, other than Subordinated Debt.

      "Senior Financial Officer" shall mean the chief financial officer, principal accounting officer, treasurer or controller of the Company.

      "Subordinated Debt" shall mean any Debt of the Company that is in any manner subordinated in right of payment or security in any respect to the Debt evidenced by the Notes.

      "Source" is defined in Section 6.2.

      "Subsidiary" shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

      "Subsidiary Stock" shall mean, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

      "Successor Corporation" is defined in Section 10.7(d).

      "Swaps" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined. For purposes of this Agreement, any such interest rate swap, currency swap, or other similar obligation which is or will be entered into and is being or will be used by such Person in the ordinary course of its business to hedge an existing or future risk or exposure of such Person in respect of its liabilities or assets (and not for speculative purposes) shall not be deemed a "Swap" for purposes of this definition.

      "TIC" shall mean TIC Holdings, Inc., a Delaware corporation.

      "Transfer" shall mean, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and
(b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

      "Wholly-Owned" when used in connection with any Subsidiary shall mean, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                         CHANGES IN CORPORATE STRUCTURE



                                      NONE






                                  SCHEDULE 4.9
                          (to Note Purchase Agreement)

                              DISCLOSURE MATERIALS


                                      NONE







                                  SCHEDULE 5.3
                          (to Note Purchase Agreement)

                         SUBSIDIARIES OF THE COMPANY AND
                         OWNERSHIP OF SUBSIDIARY STOCK*

      1.    Subsidiaries - Organization and Capital Structure

                                                                         OWNERSHIP BY
                          JURISDICTION OF                               COMPANY AND/OR
        NAME               ORGANIZATION      CAPITAL STRUCTURE           SUBSIDIARIES
Granite Construction      California         Corporation               100% wholly owned
   Company*                                                            subsidiary of GCI

Wilcott Corporation*      Colorado           Corporation               100% wholly owned
                                                                       subsidiary of GCI

Granite Land Company*     California         Corporation               100% wholly owned
                                                                       subsidiary of GCI

Granite SR 91             California         Corporation               100% wholly owned
   Corporation*                                                        subsidiary of GCI

Granite SR 91, L.P.*      California         Limited Partnership       99% limited partner of
                                                                       GCI and 1% general
                                                                       partner of Granite SR 91
                                                                       Corporation

GILC Incorporated*        California         Corporation               100% wholly owned
                                                                       subsidiary of GCI

GILC, L.P.*               California         Limited Partnership       99% limited partner of
                                                                       GCC and 1% general
                                                                       partner of GILC
                                                                       Incorporated

G.G. & R., Inc.*          Utah               Corporation               100% wholly owned
                                                                       subsidiary of GCI

Intermountain Slurry      Wyoming            Corporation               100% wholly owned
   Seal, Inc.*                                                         subsidiary of G.G. & R.,
                                                                       Inc.

Pozzolan Products         Utah               Corporation               100% wholly owned
   Company*                                                            subsidiary of G.G. & R.,
                                                                       Inc.

GTC, Inc.*                Texas              Corporation               100% wholly owned
                                                                       subsidiary of GCI

Granite Construction      California         Corporation               100% wholly owned
   International                                                       subsidiary of GCI

Waters Ridge II           Texas              Limited Partnership       69% interest owned by GCI

------------
* Material Subsidiary

                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)

Granite Mandalay Finance  California         Limited Liability Company 70% interest owned by GLC

Granite/Kiewit (Tongue    Montana            Joint Venture             76% partnership
   River)                                                              interest by GCC

Granite/Sundt (I-17)      Arizona            Joint Venture             55% partnership
                                                                       interest by GCC

Minn.Transit Constrs      Minnesota          Joint Venture             56.5% partnership
   (Light Rail)                                                        interest by GCC

Granite Rizzani           Florida            Joint Venture             60% partnership
   (Hathaway Bridge)                                                   interest by GCC

River Mountain            Arkansas           Joint Venture             60% partnership
   Constructors                                                        interest by GCC

Granite2 Sundt            Arizona            Joint Venture             65% partnership
   (Supersition Hwy)                                                   interest by GCC

Granite/PCL (I-4 St       Florida            Joint Venture             64.6% partnership
   Johns River)                                                        interest by GCC

                                    S-5.4-2

      2. Affiliates - Organization and Capital Structure


                                                                              OWNERSHIP BY
                              JURISDICTION OF                                COMPANY AND/OR
        NAME                   ORGANIZATION      CAPITAL STRUCTURE            SUBSIDIARIES
Paramount-Nevada              California         LLP                     50% Interest owned by
   Asphalt                                                               GCI

Wilders Construction          Washington         Minority Interest       46% Interest owned by GCI
    Company

TIC Holdings, Inc.            Delaware           Minority Interest       30% Interest owned by
                                                                                      GCI
Williamson Ranch Plaza        California         LP                      25% Interest owned by
                                                                                      GLC
Oly Mandalay Bay              California         LLC                     9% Interest owned by GLC

Granite Regional Park         California         LP                      25% partnership
                                                                         interest by GLC

CPTC L.P.                     California         LLP                     22% Interest owned by GCI

Kiewit/Granite (TCA)          California         Joint Venture           30% partnership interest by GCC

KG Leasing (TCA)              California         Joint Venture           30% partnership interest by GCC

Kiewit/Granite                California         Joint Venture           25% partnership
(East Dam)                                                                   interest by GCC

Kiewit/Granite/               Utah               Joint Venture           23% partnership
Washington(Wasatch)                                                         interest by GCC

KGW Leasing (Wasatch)         Utah               Joint Venture           23% partnership
                                                                            interest by GCC

Yonkers/Granite (Atlantic     New Jersey         Joint Venture           40% partnership
 City)                                                                       interest by GCC

Western Summit/TIC/ Granite   Georgia            Joint Venture           15% partnership
  (UTOY)                                                                     interest by GCC

Sampson/Granite (Cabrillo     California         Joint Venture           40% partnership
   College)                                                                  interest by GCC

Washington Granite            California         Joint Venture           40% partnership
                                                                             interest by GCC

Las Vegas Monorail (Light     Nevada             Joint Venture           44.8% partnership
        Rail)                                                                interest by GCC


      3. The Company's Directors and Officers

               DIRECTORS                                      OFFICERS
               Watts, David H.                                Watts, David H.

               Barclay, Joseph J.                             Dorey, William G.

                                    S-5.4-3

               Brooks, Richard M.                             Costanzo, Patrick M.

               Griego, Linda                                  Barton, William E.

               Kelly, Brian C.                                Boitano, Mark E.

               McDonald, Rebecca                              Allbritton, R.C.

               Miles, Raymond E.                              Futch, Michael

               Niebla, J. F.                                  Higdem, Garry M.

               Searle, George                                 Roberts, James H.

                                                              Thomas, Michael L.

                                                              Grazian, David R.

                                                              McCann-Jenni, Mary

                                                              Cady, James

                                    S-5.4-4

      4. Agreements Restricting Dividend Payments



                                      NONE

                                    S-5.4-5

                              FINANCIAL STATEMENTS

SEC Form 10-K for the fiscal years ended

               December 31, 1995
               December 31, 1996
               December 31, 1997
               December 31, 1998
               December 31, 1999
               December 31, 2000

SEC Form 10-Q for the fiscal quarters ended

               September 30, 1999
               September 30, 2000






                                  SCHEDULE 5.5
                          (to Note Purchase Agreement)

                               CERTAIN LITIGATION



                                      NONE




                                  SCHEDULE 5.8
                          (to Note Purchase Agreement)

                                  PATENTS, ETC.



                                      NONE




                                  SCHEDULE 5.11
                          (to Note Purchase Agreement)

                                 USE OF PROCEEDS

      The proceeds from the sale of the Notes will be used to refinance existing Debt and for general corporate purposes.



                                  SCHEDULE 5.14
                          (to Note Purchase Agreement)

                                  EXISTING DEBT

ITEM                                                                                        BALANCE
 NO.     LENDER'S NAME               DESCRIPTION       INTEREST RATE       MATURITY       MAY 1, 2001
1.       Benna Investments           Aggregate              6.50%          04/14/02      $1,579,633
                                       property
2.       Benna Investments           Real Estate            6.50%          12/01/07       1,438,937
                                     property
3.       Rosemary's Mountain         Aggregate property     8.82%          06/01/01       1,700,000
4.       Private Placement Due       Refinance debt &       6.54%          03/15/10      60,000,000
         03/15/10                    general corporate
                                     purposes
5.       Bank of America Letter      Self insured           100.0 bps      04/30/02       1,562,962
         of Credit                   Worker's
                                     Compensation
6.       Bank of America Letter      SR91 L.P.              50.0 bps       07/14/01       3,299,861
         of Credit
7.       Bank of America Letter      Camino Columbia        87.5 bps       05/25/01      10,016,400
         of Credit                   Toll Road
                                     (performance LC)
8.       Raymond Flaschbarth         Aggregate property     8.00%          05/12/01         260,000
9.       Syndicated Bank Facility    For general            5.50%          06/01/01      10,000,000
         (Revolver)                  corporate purposes

                                                            Total                       $89,857,793


                                  SCHEDULE 5.15
                          (to Note Purchase Agreement)

                              EXISTING INVESTMENTS

                                                                           MARKET VALUE
COMPANY                                  DESCRIPTIONS                     MARCH 31, 2001
Perini Corporation                       Common Stock                           $2,878
Vulcan Materials Company                 Common Stock                            2,813
Cascade Corporation                      Common Stock                            2,384
Paramount-Nevada Asphalt                 LLP                                 3,026,591
Wilder Construction Company              Minority Interest                  17,738,190
TIC Holdings, Inc.                       Minority Interest                  21,899,250
Williamson Ranch Plaza                   LP                                    534,488
Oly Mandalay Bay                         LLC                                 1,695,357
Granite Regional Park                    LP                                    224,525
CPTC L.P./SR91 L.P.                      Joint Venture                       1,239,835
Granite/Groves                           Joint Venture                         184,893
Kiewit/Granite (TCA)                     Joint Venture                         324,236
Kiewit/Granite (KG Leasing)              Joint Venture                       1,459,589
Kiewit/Granite (E. Dam)                  Joint Venture                         385,438
Kiewit/Granite (Wasatch)                 Joint Venture                       2,024,960
Kiewit/Granite (KGW Leasing)             Joint Venture                       6,698,970
Yonkers/Granite (Atlantic City)          Joint Venture                      11,464,330
Western Summit/TIC/Granite               Joint Venture                         109,351
Sampson/Granite                          Joint Venture                         251,320
Washington Granite                       Joint Venture                               0
Las Vegas Monorail (Light Rail)          Joint Venture                               0

                                                       Total               $69,269,398


                                  SCHEDULE 5.16
                          (to Note Purchase Agreement)

                              ENVIRONMENTAL MATTERS


Granite Construction in the normal course of business utilizes petroleum (hydrocarbon) products which may be considered hazardous materials when encountered at regulatory levels established by the Federal EPA or the Regional State EPA. The utilization of these asphalt products, diesel, and gasoline over the years has the potential of creating exposure to environmental clean up requirements. All underground tanks meet current requirements. There is no pending governmental ordered clean up. However, the following represents estimates based on construction industry housekeeping practices as encountered during our normal course of business. Except as indicated with an "*", these costs do not represent actual identified exposures.

      LOCATIONS                          DESCRIPTIONS                                  AMOUNT
Arvin, CA                  Asphalt Batch Plant                                         $100,000
Arvin, CA                  Surface Spills                                                50,000
Bakersfield, CA            Surface Spills                                               100,000
Bakersfield, CA            Diesel Aboveground Storage Tanks                              25,000
Bakersfield, CA            Asphalt Batch Plant                                          100,000
Coalinga, CA               Asphalt Batch Plant                                           50,000
Felton, Ca                 Asphalt Batch plant                                          200,000
French Camp, CA            Diesel/Gasoline Underground Storage Tanks                    100,000
Gardnerville, NV           Surface Spills                                                25,000
Gardnerville, NV           Asphalt Batch Plant                                           50,000
Indio, CA                  Massey Shop/Smitty's Garage Cleanup                           50,000
Palmdale, CA               Surface Spills                                                10,000
Palmdale, CA               Asphalt Batch Plant                                           50,000
Patrick, NV                Asphalt Batch Plant                                           75,000
Patrick, NV                Surface Spills                                                50,000
Sacramento, CA             Diesel/Gasoline Underground Storage Tanks                     50,000
Sacramento, CA             Asphalt Batch Plant                                          300,000
Sacramento, CA             Surface Spills                                               200,000
Sacramento, CA             Diesel Aboveground Storage Tanks                              50,000
Sacramento, CA             Shop Area Cleanup                                             50,000
Salinas, CA                Surface Spills                                               250,000
Santa Barbara, CA          Surface Spills                                               200,000
Santa Barbara, CA          Diesel/Gasoline Underground Storage Tanks                     75,000
Santa Barbara, CA          Asphalt Batch Plant                                           50,000
Santa Cruz, CA             Santa Cruz Yard Cleanup                                      250,000
Sparks, NV                 Diesel/Gasoline Underground Storage Tanks                    100,000
Tracy, CA                  Asphalt Batch Plant                                           75,000
Tracy, CA                  Surface Spills                                                25,000
Tucson, AZ                 Surface Spills                                                25,000
Tucson, AZ                 Diesel/Gasoline Underground Storage Tanks                     50,000
Watsonville, CA            Diesel/Gasoline Underground Storage Tanks                    150,000
Watsonville, CA            Surface Spills                                                50,000
Webb, UT                   *Asphalt Batch Plant                                         500,000
Whitehall, UT              *Asphalt Batch Plant                                          55,000
Salt Lake City, UT         *Concrete Batch Plant                                        250,000
Salt Lake County, UT       *Surface Spills                                               30,000
Weber County, UT
(Ogden)                    *Surface Spills                                              100,000
Salt Lake County, UT
(CPC)                      *Aggregate and smelter site                                1,250,000
Cahoon, UT                 *Surface Spills                                              100,000
Fireclay Battery, UT       *Surface Spills                                               25,000


                                  SCHEDULE 5.18
                          (to Note Purchase Agreement)

      LOCATIONS                          DESCRIPTIONS                                  AMOUNT
                                                        Total                        $5,295,000



                                    S-5.18-2

                                  FORM OF NOTE

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No.________                                                    ___________, 20__
$____________                                                    PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _____________________ or registered assigns, the principal sum of ______________ DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the

                                    EXHIBIT 1
                          (to Note Purchase Agreement)

Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED



                                        By
                                           -------------------------------------
                                           Its



                                        By
                                           -------------------------------------
                                           Its

                                     E-1-2

                        GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                          FOR WORKING CAPITAL PORTFOLIO

                           EFFECTIVE: JANUARY 1, 2001


PURPOSE

Within the spectrum of activities of this Corporation, it is necessary to provide a framework for the regular and continuous management of its investment funds. Short term and intermediate term investments provide earnings on excess cash while maintaining liquidity and working funds for the present and future operations.



INVESTMENT OBJECTIVES

In order to provide control of all investments and cash, the Corporation has established the following objectives regarding its investment policy:

- Safety - the primary objective of the investment activities of the Corporation is protection of capital. Each investment transaction shall seek to first ensure that capital losses are avoided, whether they are from securities defaults or erosion of market value.

- Liquidity - the investment portfolio must be structured in a manner that will provide sufficient liquidity to pay the obligations of the Corporation. Any excess cash above the aforementioned requirements may be invested in instruments with longer maturity.

- Diversification - the investment activity must ensure diversification of investments that minimizes risk exposure to any one security and/or issuer.

- Investment Return - the Corporation seeks to maximize the return on all investments within the constraints of safety and liquidity.

DURATION

The duration of the portfolio including escrows and deposits shall be consistent with the cash needs as determined by the cash forecast. Cash investments are restricted to the average duration of one (1) year from date of settlement. Any investments with longer maturity than one year must be invested in instruments issued by, guaranteed by, or insured by the U.S. Government or any of its agencies. The average portfolio duration of escrows and deposit agreements shall not exceed five (5) years.

Short-term investments shall be defined as instruments maturing in ninety-one
(91) days or more.

MARKETABILITY

Holdings should be of sufficient size and held in issues, which are traded actively (except time deposits, loan participation, and master notes) to facilitate transactions at minimum cost and accurate market valuations.

TRADING

The following individuals are authorized traders:

                                    EXHIBIT 3
                          (to Note Purchase Agreement)

                     [FORM OF SUBSIDIARY GUARANTY AGREEMENT]



                          SUBSIDIARY GUARANTY AGREEMENT











                             Dated as of May 1, 2001





              Re:         $75,000,000 6.96% Senior Notes
                                 Due May l, 2013
                                       of
                        Granite Construction Incorporated








                                    EXHIBIT 2
                          (to Note Purchase Agreement)

                                TABLE OF CONTENTS


                          (Not a part of the Agreement)


Section                                             Heading                                                      Page

Parties                                                                                                             1

Recitals                                                                                                            1

SECTION 1                   DEFINITIONS                                                                             2

SECTION 2.                  GUARANTY OF NOTES AND NOTE AGREEMENT                                                    2

SECTION 3.                  GUARANTY OF PAYMENT AND PERFORMANCE                                                     2

SECTION 4.                  GENERAL PROVISIONS RELATING TO THE GUARANTY                                             3

SECTION 5.                  REPRESENTATIONS AND WARRANTIES OF THE
                            GUARANTORS                                                                              8

SECTION 6                   AMENDMENTS, WAMRS AND CONSENTS                                                         12

SECTION 7                   NOTICES                                                                                13

Signature                                                                                                          15

ATTACHMENTS TO SUBSIDIARY GUARANTY AGREEMENT:

Exhibit A          -        Subsidiary Guaranty Supplement

                          SUBSIDIARY GUARANTY AGREEMENT


         Re:             $75,000,000 6.96% Senior Notes
                                 Due May 1, 2013
                                       of
                        Granite Construction Incorporated


          This SUBSIDIARY GUARANTY AGREEMENT dated as of May 1, 2001 (the or this "Guaranty") is entered into on a joint and several basis by each of the undersigned, together with any entity which may become a party hereto by execution and delivery of a Subsidiary Guaranty Supplement in substantially the form set forth as Exhibit A hereto (a "Guaranty Supplement") (which parties are hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors").


                                    RECITALS


          A. Each Guarantor is a subsidiary of Granite Construction incorporated, a Delaware corporation (the "Company"), and a Material Subsidiary (as defined in the hereinafter defined Note Agreement).


          B. "In order to refinance existing Debt (as defined in the Note Agreement) and for general corporate purposes, the Company has entered into that certain Note Purchase Agreement dated as of May 1, 2001 (the "Note Agreement") between the Company and each of the purchasers named on Schedule A attached to said Note Agreement (the "Initial Note Purchasers," together with their successors and assigns, the "Holders"), providing for, among other things, the issue and sale by the Company to the Initial Note Purchasers of the Company's 6.96% Senior Notes, due May 1, 2013 in the aggregate principal amount of $75,000,000 (the "Notes").


          C. The initial Note Purchasers have required as a condition of their purchase of the Notes that the Company cause each of the undersigned to enter into this Guaranty and to cause each from time to time Material Subsidiary to enter into a Guaranty Supplement, in each case as security for the Notes, and the Company has agreed to cause each of the undersigned to execute this Guaranty and to cause each from time to time Material Subsidiary to execute a Guaranty Supplement, in each case in order to induce the Initial Note Purchasers to purchase the Notes and thereby benefit the Company and its Subsidiaries (as defined in the Note Agreement) by providing funds to enable the Company to refinance existing Debt and to enable the Company and its Subsidiaries to have funds available for general corporate purposes.

         NOW, THEREFORE, as required by Section 4.4 of the Note Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:


SECTION 1.  DEFINITIONS.

         Capitalized terms used herein shall have the meanings set forth in the Note Agreement unless herein defined or the context shall otherwise require.


SECTION 2.  GUARANTY OF NOTES AND NOTE AGREEMENT.

         (a) Each Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders: (1) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in Federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and the Note Agreement and (3) the full and prompt payment, upon demand by any Holder of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Holders under or in respect of the Notes, the Note Agreement or under this Guaranty or in any consultation or action in connection therewith or herewith.

         (b) The liability of each Guarantor under this Guaranty shall not exceed an amount equal to a maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, result in the obligations of such Guarantor hereunder not constituting a fraudulent transfer, obligation or conveyance.


SECTION 3.  GUARANTY OF PAYMENT AND PERFORMANCE.

This is a guarantee of payment and performance and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Agreement be brought against the Company or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Holder may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of; any Debt, liability or obligation of the Company or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon


                                      E-2-2
or protect any such guarantees, Debt, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.

          The covenants and agreements on the part of the Guarantors herein contained shall take effect as joint and several covenants and agreements, and references to the Guarantors shall take effect as references to each of them and none of them shall be released from liability hereunder by reason of the guarantee ceasing to be binding as a continuing security on any other of them.

SECTION 4.               GENERAL PROVISIONS RELATING TO THE GUARANTY.

          (a) Each Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

                   (1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Guaranty; or

                   (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes; or

                   (3) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes.

          Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

          (b) Each Guarantor hereby waives, to the fullest extent permitted by law:

              (1) notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that every Debt, liability and


                                      E-2-3
          obligation described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);

              (2) demand of payment by any Holder from the Company or any other Person indebted in any manner on or for any of the Debt, liabilities or obligations hereby guaranteed; and

              (3) presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor.

          The obligations of each Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

          (c) The obligations of the Guarantors hereunder shall be binding upon the Guarantors and their successors and assigns, and shall remain in full force and effect irrespective of:

              (1) the genuineness, validity, regularity or enforceability of the Notes, the Note Agreement or any other agreement or any of the terms of any thereof; the continuance of any obligation on the part of the Company or any other Person on or in respect of the Notes or under the Note Agreement or any other agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or the Company to execute and deliver the Note Agreement or any other agreement or of any Guarantor to execute and deliver this Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Company or any other Person as a legal entity; or

               (2) any default, failure or delay, willful or otherwise, in the performance by the Company, any Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, the Note Agreement, this Guaranty or any other agreement; or

               (3) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company, any Guarantor or any other Person or in respect of the property of the Company, any Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, any Guarantor or any other Person; or

               (4) impossibility or illegality of performance on the part of the Company, any Guarantor or any other Person of its obligations under the Notes, the Note Agreement, this Guaranty or any other agreements; or


                                      E-2-4

                   (5) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or

                   (6) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Debt, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Company, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by the Company, any Guarantor or any other Person, or against any sums payable in respect of the Notes or under the Note Agreement or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

                   (7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company, any Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Agreement, this Guaranty or any other agreement; or

                   (8) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

                   (9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Company, any Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, the Note Agreement, this Guaranty or any other agreement or failure to resort for payment to the Company, any Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

                   (10) the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Agreement or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or



                                      E-2-5

                  (11) any merger or consolidation of the Company, any Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, any Guarantor or any other Person to any other Person, or any change in the ownership of any shares of the Company, any Guarantor or any other Person; or

                  (12) any defense whatsoever that: (i) the Company or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment thereof in Federal or other immediately available funds or (ii) the Company or any other Person might have to the performance or observance of any of the provisions of the Notes, the Note Agreement or any other agreement, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

                  (13) any act or failure to act with regard to the Notes, the Note Agreement, this Guaranty or any other agreement or anything which might vary the risk of any Guarantor or any other Person; or

                  (14) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other Person in respect of the obligations of any Guarantor or other Person under this Guaranty or any other agreement;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under or in respect of the terms of the Notes or the Note Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

          (d) All rights of any Holder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantors under this Guaranty or to the Company.

          (e) To the extent of any payments made under this Guaranty, the Guarantors shall be subrogated to the rights of the Holder or Holders upon whose Notes such payment was made, but each Guarantor covenants and agrees that such right of subrogation shall be junior and


                                      E-2-6
subordinate in right of payment to the prior indefeasible final payment in cash in full of all amounts due and owing by the Company with respect to the Notes and the Note Agreement and by the Guarantors under this Guaranty, and the Guarantors shall not take any action to enforce such right of subrogation, and the Guarantors shall not accept any payment in respect of such right of subrogation, until all amounts due and owing by the Company under or in respect of the Notes and the Note Agreement and all amounts due and owing by the Guarantors hereunder have indefeasibly been finally paid in cash in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of the indefeasible payment in cash in full of the Notes and all other amounts payable under the Notes, the Note Agreement and this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Agreement and this Guaranty, whether matured or unmatured.

         (f) Each Guarantor agrees that to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors' obligations hereunder, as if said payment had not been made. The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

         (g) No Holder shall be under any obligation: (1) to marshall any assets in favor of the Guarantors or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantors hereunder or (2) to pursue any other remedy that the Guarantors may or may not be able to pursue themselves and that may lighten the Guarantors' burden, any right to which each Guarantor hereby expressly waives.

SECTION 5.      REPRESENTATIONS AND WARRANTIES OF THE  GUARANTORS.

         Each Guarantor represents and warrants to each Holder that:

         (a) Such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets, properties or prospects of such Guarantor and its subsidiaries, taken as a whole, or (2) the ability of such Guarantor to perform its obligations under this Guaranty or (3) the validity or enforceability of this Guaranty (herein in this Section 5, a "Material Adverse

                                      E-2-7

Effect"). Such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

         (b) Each subsidiary of such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each subsidiary of such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

         (c) This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (d) This Guaranty, the documents, certificates or other writings identified in Schedule 5.3 to the Note Agreement and the financial statements listed in Schedule 5.5 to the Note Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3 to the Note Agreement, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5 to the Note Agreement, since December 31, 2000, there has been no adverse Material (as hereinafter defined) change in the financial condition, operations, business, properties or prospects of such Guarantor or any of its subsidiaries, taken as a whole.

         (e) The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of; or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its subsidiaries under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter document or by-law, or any other agreement or instrument to which such Guarantor or any of its subsidiaries is bound or by which such Guarantor or any of its subsidiaries or any of their respective -properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its subsidiaries.


                                      E-2-8

         (f) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.

         (g) (1) Except as disclosed in Schedule 5.8 to the Note Agreement, there are no actions, suits or proceedings pending or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor or any of its subsidiaries or any property of such Guarantor or any of its subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

             (2) Neither such Guarantor nor any of its subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, Rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (h) Such Guarantor and its subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (1) the amount of which is not individually or in the aggregate material to the business, operations, affairs, financial condition, assets, properties or prospects of such Guarantor and its subsidiaries taken as a whole (herein in this Section 5, "Material") or (2) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Guarantor or one of its subsidiaries, as the case may be, has established adequate reserves in accordance with GAAP. Such Guarantor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of such Guarantor and its subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of such Guarantor and its subsidiaries have been determined by the Internal Revenue Service up to and including the fiscal year ended December 31, 1991 and the Federal income tax liabilities of such Guarantor and its subsidiaries have been paid for all fiscal years up to and including the fiscal year ended December 31, 1999.

         (i) Such Guarantor and its subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 of the Note Agreement or purported to have been acquired by such Guarantor or any of its subsidiaries after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by the Note Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

         (j) Except as disclosed in Schedule 5.11 to the Note Agreement,


                                      E-2-9

                   (1) such Guarantor and its subsidiaries own or possess all Material licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto;

                   (2) to the best knowledge of such Guarantor, no product of such Guarantor or any of its subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right with respect thereto owned by any other Person; and

                   (3) to the best knowledge of such Guarantor, there is no Material violation by any Person of any right of such Guarantor or any of its subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right with respect thereto owned or used by such Guarantor or any of its subsidiaries.

         (k) (1) Such Guarantor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws in all material respects. Neither such Guarantor nor any ERISA Affiliate has incurred any Material liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such Material liability by such Guarantor or any ERISA Affiliate, or in the imposition of any Material Lien on any of the rights, properties or assets of such Guarantor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code.

              (2) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $5,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in Section 3 of ERISA.

              (3) Such Guarantor and its ERISA Affiliates have not incurred Material withdrawal liabilities (and are not subject to Material contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans.

              (4) The expected postretirement benefit obligation (determined as of the last day of such Guarantor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of such Guarantor and its subsidiaries is not Material.

              (5) The execution and delivery of this Guaranty will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with


                                     E-2-10
which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by such Guarantor in the first sentence of this Section 5(k)(5) is made in reliance upon and subject to the accuracy of each Holder's representation in Section 6.2 of the Note Agreement as to the source of the funds to be used to pay the purchase price of the Notes to be purchased by such Holder.

         (l) Neither such Guarantor nor any of its subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

         (m) Neither such Guarantor nor any of its subsidiaries has knowledge of any Material claim or has received any notice of any Material claim, and no proceeding has been instituted raising any Material claim against such Guarantor or any of its subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws. Except as otherwise disclosed in Schedule 5.18 to the Note Agreement:

             (1) neither such Guarantor nor any of its subsidiaries has knowledge of any facts which would give rise to any Material claim, public or private, or Material violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use;

             (2) neither the Company nor any of its subsidiaries (i) has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or (ii) has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws; in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

             (3) all buildings on all real properties now owned, leased or operated by such Guarantor or any of its subsidiaries are in material compliance with applicable Environmental Laws.

         (n) Such Guarantor, when viewed on a consolidated basis with the Company and its other Subsidiaries, is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Such Guarantor does not intend to incur, or believe or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Such Guarantor, when viewed on a consolidated basis with the Company and its other Subsidiaries, will not be rendered insolvent by the execution and delivery of' and performance of its obligations under, this Guaranty. Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of' or performance of its obligations under, this Guaranty.


                                     E-2-11

SECTION 6.               AMENDMENTS, WAIVERS AND CONSENTS.

         (a) This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that (1) no amendment or waiver of any of the provisions of Sections 3, 4 or 5, or any defined term (as it is used therein), will be effective as to any Holder unless consented to by such Holder in writing, and (2) no such amendment or waiver may, without the written consent of each Holder, (i) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any such amendment or waiver, or (ii) amend Section 2 or this Section 6.

         (b) The Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of; the requisite Holders.

         (c) The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

         (d) Any amendment or waiver consented to as provided in this Section 6 applies equally to all Holders and is binding upon them and upon each future holder and upon the Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term "this Guaranty" and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

         (e) Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty, Notes directly or indirectly owned by any Guarantor, the Company or any of their respective subsidiaries or Affiliates shall be deemed not to be outstanding.


                                     E-2-12

SECTION 7.               NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                    (1) if to an Initial Note Purchaser or such Initial
          Note Purchaser's nominee, to such initial Note Purchaser or such Initial Note Purchaser's nominee at the address specified for such communications below such Initial Note Purchaser's signature at the foot of the Note Agreement, or at such other address as such Initial Note Purchaser or such Initial Note Purchaser's nominee shall have specified to any Guarantor or the Company in writing,

                    (2) if to any other Holder, to such Holder at such address as such Holder shall have specified to any Guarantor or the Company in writing, or

                    (3) if to any Guarantor, to such Guarantor c/o the Company at its address set forth at the beginning of the Note Agreement to the attention of Chief Financial Officer, or at such other address as such Guarantor shall have specified to the Holders in writing.

Notices under this Section 7 will be deemed given only when actually received.

SECTION 8.               MISCELLANEOUS.

         (a) No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. in order to entitle any Holder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Holder to physically produce its
Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

         (b) The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose below each Holder's signature at the foot of the Note Agreement, or by such other method or at such other address as any Holder shall have from time to time specified to the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

         (c) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or


                                     E-2-13
unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         (d) If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Guarantors for any reason whatsoever or if it is not executed by any one or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.

         (e) This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns so long as its Notes remain outstanding and unpaid.

         (f) This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

         (g) This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.



                                     E-2-14

          IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed by an authorized representative as of this ______ day of May, 2001.


                                         GRANITE CONSTRUCTION COMPANY



                                         By _______________________________
                                            Its



                                         By _______________________________
                                            Its



                                         WILCOTT CORPORATION


                                         By _______________________________
                                            Its



                                         By _______________________________
                                            Its



                                         GRANITE LAND COMPANY



                                         By _______________________________
                                            Its



                                         By _______________________________
                                            Its



                                     E-2-15

                                          GRANITE SR 91 CORPORATION



                                          By _______________________________
                                             Its



                                          By _______________________________
                                             Its




                                          INTERMOUNTAIN SLURRY SEAL, INC.



                                          By _______________________________
                                             Its




                                          POZZOLAN PRODUCTS COMPANY



                                          By _______________________________
                                             Its



                                          GILC INCORPORATED



                                          By _______________________________
                                             Its



                                          By _______________________________
                                             Its



                                     E-2-16

                                        GRANITE SR 91, L.P.

                                        By:  Granite SR 91 Corporation, its sole
                                               General Partner



                                        By _______________________________
                                           Its



                                        By _______________________________
                                           Its



                                        GILC, L.P.

                                        By:  GILC Incorporated, its sole General
                                                Partner



                                        By _______________________________
                                           Its



                                        By _______________________________
                                           Its



                                        G.G.&R., INC.



                                        By _______________________________
                                           Its



                                        By _______________________________
                                           Its



                                     E-2-17

                                           GTC, INC.



                                           By _______________________________
                                              Its



                                           By _______________________________
                                              Its





                                     E-2-18

                         SUBSIDIARY GUARANTY SUPPLEMENT






To the Holders of the 6.96% Senior Notes due May 1, 2013 of Granite Construction Incorporated
  (the "Company")


Ladies and Gentlemen:

          WHEREAS, in order to refinance existing indebtedness and for general corporate purposes, the Company issued its 6.96% Senior Notes due May 1, 3013 in the aggregate principal amount of $75,000,000 (the "Notes") pursuant to that certain Note Purchase Agreement dated as of May 1, 2001 (the "Note Agreement") between the Company and each of the purchasers named on Schedule A attached to said Note Agreement (the "Initial Note Purchasers").

          WHEREAS, as a condition precedent to their purchase of the Notes, the Initial Note Purchasers required that certain from time to time subsidiaries of the Company enter into a Subsidiary Guaranty Agreement as security for the Notes (the "Subsidiary Guaranty").

          Pursuant to Section 9.6 of the Note Agreement, the Company has agreed to cause the undersigned, _____________, a corporation organized under the laws of ________________ (the "Additional Guarantor"), to join in the Subsidiary Guaranty. In accordance with the requirements of the Subsidiary Guaranty, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Subsidiary Guaranty attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Subsidiary Guaranty for the obligations of the Company under the Note Agreement and Notes to the extent and in the manner set forth in the Subsidiary Guaranty.

          The undersigned is the duly elected ______________ of the Additional Guarantor, a subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Subsidiary Guaranty and by such execution the Additional Guarantor shall be






                                    Exhibit A
                       (to Subsidiary Guaranty Agreement)
deemed to have made in favor of the Holders the representations and warranties set forth in Section 5 of the Subsidiary Guaranty.

          Upon execution of this Subsidiary Guaranty Supplement, the Subsidiary Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Subsidiary Guaranty are hereby ratified, confirmed and approved in all respects.

          Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Subsidiary Guaranty without making specific reference to this Subsidiary Guaranty Supplement, but nevertheless all such references shall be deemed to include this Subsidiary Guaranty Supplement unless the context shall otherwise require.

          Dated: __________________, 20__.


                                           [NAME OF ADDITIONAL GUARANTOR]



                                           By _________________________________
                                              Its

        Roxane C. Allbritton, Vice President/Treasurer
        Jigisha Desai, Cash Manager
        Michael D. Kevorkian, Treasury Analyst
        Mary McCann-Jenni, Controller

Any individual transaction conforming to the policy set forth herein or, any transaction of an Investment Manager not conforming to the respective Investment Manager's policy shall be approved by one of the following officers or, any transaction not conforming to the policy set forth herein must be approved by any two of the following officers:


        D. H. Watts               W. E. Barton         P. M. Costanzo
        W. G. Dorey               M. E. Boitano


DEALERS AND BANKS FOR TRADING

The following institutions are authorized dealers:

        BA Securities
        Lehman Brothers
        Merrill Lynch
        Salomon Smith Barney


All purchased investments will be delivered to Bank of New York for safekeeping and paid for upon receipt.

SAFEKEEPING

The banks designated as safekeeping depositories in order of choice are:

        Bank of America, Glendale, CA (Wentworth, Hauser & Violich) Bank of New York (BNY Western Trust Company)


Each financial institution must provide timely confirmation/safekeeping receipts on all investment transactions and provide monthly transaction reports.

ESCROW

Escrows in lieu of retention are allowed at the following:

        Bank of America (formerly Nations Bank, Texas)*
        Bank One, Arizona*
        Comerica Bank*
        First Union Bank of North Carolina*
        Merrill Lynch Trust Company
        Nevada Highway Fund (State of Nevada Treasury)*
        SunTrust Bank, Georgia*
        Union Bank of California
        US Trust of California
        Zions Bank, Utah*                   *Required by Owner

                                     E-3-2

The types of investments will be guided by the terms of the escrow, but in all cases the investment will be governed by the investment policy. *Required by Owner. Banks not listed, but required by escrow agreement, will also be acceptable.

REPORTING

- Daily - An investment transaction sheet, sequentially numbered will be processed for approval by an authorized offer.

- Weekly and Monthly - A portfolio will be provided to the President, Chief Operating Officer, Chief Financial Officer and all traders.

- Monthly - The fixed income portfolio will be monitored against the performance of Merrill Lynch U.S. Domestic Master 1-3 years index.

- For FASB 115 purposes, the Corporation classifies all fixed income investments as "Held to Maturity."

                                     E-3-3

                        GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                          FOR WORKING CAPITAL PORTFOLIO
                           EFFECTIVE: JANUARY 1, 2001

--------------------------------------------------------------------------------------------------
    ELIGIBLE INVESTMENTS         MINIMUM CREDIT QUALITY      CONCENTRATION     CONCENTRATION BY
                                                                   BY              PORTFOLIO
                                                                 ISSUER
--------------------------------------------------------------------------------------------------
Obligations issued by U.S.                N/A                No Maximum          No Maximum
Government limited to:

U.S. Treasury
Bills/Bonds/Notes
--------------------------------------------------------------------------------------------------
Obligations of agencies of                N/A                 $ 5,000,000 or         40%
the U.S.  Government  limited                                 10% of total
to:                                                           portfolio
                                                              (whichever is
Federal Farm Credit Bank                                      greater)
Federal Home Loan Bank
Federal Home Loan Mortgage
Corp.
Federal National Mortgage
Association
Student Loan Marketing
Association
--------------------------------------------------------------------------------------------------
Obligations collateralized       Fully collateralized by      $ 5,000,000 or         25%
by U.S. Government               U.S. Gov't and Agency        10% of total
securities limited to:           securities included in       portfolio
                                 these guidelines.            (whichever is
Repurchase Agreements            Collateral value plus        greater)
Reverse Repurchase Agreements    accrued interest must
                                 exceed and be maintained
                                 at level exceeding value
                                 of agreement.
--------------------------------------------------------------------------------------------------
Obligations issued by U.S.       Limited to Top 25 U.S.       $ 5,000,000 or         50%
owned domestic commercial        Banks by deposit and         10% of total
banks limited to:                assets.                      portfolio
                                 Short-Term rating of         (whichever is
Banker's Acceptance              A-1/P-1, or                  greater)
Certificate of Deposit           Long-Term rating of
                                 AAA/NR or AA/Aa
                                 (at the time of purchase)
--------------------------------------------------------------------------------------------------
Obligations issued by U.S.       Limited to Top 25 World      $ 5,000,000 or         40%
bank subsidiaries of Non         Banks by deposit and         10% of total
U.S. Bank limited to:            assets.                      portfolio
                                 Short-Term rating of         (whichever is
Yankee Banker's Acceptance       A-1/P-1, or                  greater)
Yankee Certificates of           Long-Term rating of
Deposit                          AAA/NR or AA/Aa
(all securities U.S. dollar      (at the time of purchase)
denominated)
--------------------------------------------------------------------------------------------------

                                     E-3-4

                        GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                          FOR WORKING CAPITAL PORTFOLIO
                           EFFECTIVE: JANUARY 1, 2001

--------------------------------------------------------------------------------------------------
    ELIGIBLE INVESTMENTS         MINIMUM CREDIT QUALITY      CONCENTRATION     CONCENTRATION BY
                                                                   BY              PORTFOLIO
                                                                 ISSUER
--------------------------------------------------------------------------------------------------
Obligations of major U.S.        Any TWO of three rating      $5,000,000 or 10%      75%
corporations and U.S.            services:                    of total
holding companies limited to:    A-1/P-1/D-1                  portfolio
                                 S&P, Moody's, Duff &         (whichever is
Commercial Paper                 Phelps                       greater)
                                 (at the time of purchase)

                                 Any split-rated of three     $5,000,000 or 10%      30% of Overall
                                 rating services:  A1/P2,     of Commercial          Commercial Paper
                                 A2/P1                        Paper portfolio        portfolio
                                 S&P, Moody's, Duff &         (whichever is          or
                                 Phelps                       greater)               22.5% of Total
                                 (at the time of purchase)                           Portfolio
                                 Must be publicly traded
                                 Corporation
                                 Must have at least $20B
                                 in Market Capitalization
                                 (at the time of purchase)


                                 Any TWO of three rating      $5,000,000 or 10%      20% of Overall
                                 services:                    of Commercial          Commercial Paper
                                 A-2/P-2/D-2  S&P,            Paper portfolio        portfolio
                                 Moody's, Duff & Phelps       (whichever is          or
                                 Must be publicly traded      greater)               15% of Total
                                 Corporation                                         Portfolio
                                 Must have at least $20B
                                 in Market Capitalization
                                 (at the time of purchase)

Loan Participation               Same as commercial paper     $5,000,000 or          25%
Master Notes                     credit quality               10% of total
                                 requirements                 portfolio
                                                              (whichever is
                                                              greater)
--------------------------------------------------------------------------------------------------
Money Market Funds               Any TWO of three rating      $5,000,000 or          50%
                                 services:  AAAm/Aaa/AAA      10% of total
                                 S&P, Moody's, Duff &         portfolio
                                 Phelps                       (whichever is
                                 (at the time of purchase)    greater)
--------------------------------------------------------------------------------------------------
Tax-exempt investments           S&P: A-1, AA or better,      $5,000,000 or          25%
limited to:                      Sp-1                         10% of total
                                 AND                          portfolio
Commercial Paper                 Moody's: P-1, Aa or          (whichever is
Floating Rate Put Bonds          better, VMIG-1               greater)
Floating Rate Put Notes
Municipal Notes
Municipal Bonds
--------------------------------------------------------------------------------------------------


                                     E-3-5

                        GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                            FOR HIGH-YIELD PORTFOLIO
                           EFFECTIVE: FEBRUARY 1, 2001

STATEMENT OF PURPOSE

Cash is the major source of working capital for the present and future operations of Granite. Managing the cash to ensure the liquidity necessary to meet Granite's business needs is of paramount importance. Any cash balances above those necessary for day-to-day working capital requirements are available for longer-term investments. These investments can be held for a longer interval to enhance the portfolio yield, and add diversification, without loosing sight of capital preservation within this policy's guidelines.

INVESTMENT OBJECTIVES

The investment objective of this portfolio is to seek consistency of investment return with emphasis on capital appreciation and secondarily capital preservation with a goal of either equaling or exceeding the Composite Policy Index. The Composite Policy Index is defined, as an Index comprised of several indices corresponding to the various mutual funds being used in this portfolio as per the asset allocation study. Therefore, the investment objectives are:

      - Investment Return: Optimize the investment returns within the constraints of this policy.

      - Safety: Emphasize preservation of capital assets over economic business cycles.

      -     Diversification:

            - Provide investments in mutual fund companies that have sufficient number of funds with different investment characteristics.

            - Select funds from mutual fund companies that provide a balanced investment approach that can be diversified among the major assets classes and will provide sufficiently varied risk/return characteristics (see Exhibit A).

PERFORMANCE MEASUREMENT GUIDELINES

Normally, investment performance should be judged over a complete economic cycle (typically 3 to 5 years). Since short-term results are not usually meaningful, true investment success will be looked at as a long-term proposition. To accomplish this, the performance measurement guidelines are:

- To manage the concentration in any one class of mutual funds, the portfolio will be invested based on an asset allocation study prepared by an outside investment advisory firm and managed accordingly. Periodically, the Composite Policy Index will be modified to coincide to the most recent asset allocation study.

- To invest in funds that will have ratings from Morningstar of 3, 4, or 5 and will be comparable in performance to the respective indices, e.g. growth fund index, growth and income index, etc. (see Exhibit B)

- To determine if the investment guidelines are being followed, a review of fund performance will be prepared each quarter by an outside investment advisory firm. The review will take into consideration overall economic conditions as well as the risk and return objectives of these guidelines.

MARKETABILITY

                                     E-3-6

Investments should be of sufficient size and be held in issues, which are traded actively to facilitate transactions at minimum cost and accurate market valuations.


TRADING

The following individuals are authorized traders:

        Roxane C. Allbritton, Vice President/Treasurer
        Jigisha Desai, Cash Manager
        Michael D. Kevorkian, Treasury Analyst
        Mary McCann-Jenni, Controller

Any individual transaction conforming to the policy set forth herein shall be approved by one of the following officers or, any transaction not conforming to the policy set forth herein must be approved by any two of the following officers:


        D. H. Watts          W. E. Barton         P.M. Costanzo
        W. G. Dorey          M. E. Boitano

MUTUAL FUNDS

The following mutual funds are authorized:

        Franklin Small Cap Fund
        Loomis Sayles
        Pimco Bond Fund
        Putnam Mutual Funds


All purchased investments will be delivered to the custodian bank for safekeeping and paid for upon receipt.

SAFEKEEPING

The institutions designated as a safekeeping depository are:

        Fleet Bank
        Merrill Lynch



The custodian bank must provide timely confirmation/safekeeping receipts on all investment transactions and provide monthly transaction reports.

REPORTING

      - Daily - Upon a settlement of trade, an investment transaction sheet, sequentially numbered will be processed for approval by an authorized officer.

      -     Monthly and quarterly - Financial reporting requirements for GAAP.

                                     E-3-7

      - Monthly - The mutual fund portfolio will be evaluated based on a unit-based performance analysis and will be distributed to the President, Chief Operating Officer, Chief Financial Officer and all traders.

      - Quarterly - A risk-adjusted performance analysis and a composite policy index analysis of funds will be prepared by an outside advisory firm.

      - Quarterly - An asset allocation status, indicating out of balance funds rebalancing (if any) that is required.

      - An outside firm will do an asset allocation study every three (3) years.

      - For FASB 115 purposed, the Corporation classifies mutual fund investments as "Available for Sale."

                                     E-3-8

                       FORM OF OPINION OF GENERAL COUNSEL
                        TO THE COMPANY AND THE GUARANTORS

      The closing opinion of Michael Futch, Esq., General Counsel for the Company and the Guarantors, which is called for by Section 4.5(a) of the Agreement, shall be dated the date of the Closing and addressed to each Purchaser, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

            1. The Company is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

            2. Each Subsidiary which is not organized under the laws of the State of California (the "Non-California Subsidiaries") is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification.

            3. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of any agreement or other instrument to which the Company is a party or by which the Company may be bound.

            4. The execution, delivery and performance by each Guarantor of the Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of such Guarantor pursuant to the provisions of any agreement or other instrument to which such Guarantor is a party or by which such Guarantor may be bound.

      The opinion of Michael Futch, Esq., shall cover such other matters relating to the sale of the Notes as any Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and the Guarantors.

                                 EXHIBIT 4.5(a)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                        TO THE COMPANY AND THE GUARANTORS

      The closing opinion of Gray Cary Ware & Freidenrich, special counsel for the Company and the Guarantors, which is called for by Section 4.5(b) of the Agreement, shall be dated the date of the Closing and addressed to each Purchaser, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

            1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute and perform the Agreement and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in qualification as a foreign corporation in California.

            2. Each Subsidiary organized under the laws of the State of California (the "California Subsidiaries") is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the State of California. Each Subsidiary is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary. All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

            3. The Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            4. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery by the Company of the Agreement or the Notes.

                                 EXHIBIT 4.5(b)
                          (to Note Purchase Agreement)

            6. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Certificate of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

            7. Each Guarantor has the power and the authority to execute, deliver and perform the Guaranty Agreement and has the full power and the authority to conduct the activities in which it is now engaged.

            8. The Guaranty Agreement has been duly authorized by all necessary action on the part of each Guarantor, has been duly executed and delivered by each Guarantor and constitutes the legal, valid and binding contract of each Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            9. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery by any Guarantor of the Guaranty Agreement.

            10. The execution, delivery and performance by each Guarantor of the Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of such Guarantor pursuant to the provisions of the charter documents or by-laws of such Guarantor or any agreement or other instrument known to such counsel to which such Guarantor is a party or by which such Guarantor may be bound.

            11. The issuance, sale and delivery of the Notes and the issuance and delivery of the Guaranty Agreement under the circumstances contemplated by the Agreement do not, under existing law, require the registration of the Notes or the Guaranty Agreement under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

      The opinion of Gray Cary Ware & Freidenrich shall cover such other matters relating to the sale of the Notes as any Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and the Guarantors.

                                   E-4.5(b)-2

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

      The closing opinion of Schiff Hardin & Waite, special counsel to the Purchasers, called for by Section 4.5(c) of the Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

            1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and the corporate authority to execute and deliver the Agreement and to issue the Notes.

            2. The Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement do not, under existing law, require the registration of the Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

      The opinion of Schiff Hardin & Waite shall also state that the opinions of Michael Futch, Esq., and Gray Cary Ware & Freidenrich are satisfactory in scope and form to Schiff Hardin & Waite and that, in their opinion, the Purchasers are justified in relying thereon.

      In rendering the opinion set forth in paragraph 1 above, Schiff Hardin & Waite may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the By-laws of the Company and the general business corporation law of the State of Delaware. The opinion of Schiff Hardin & Waite is limited to the laws of the State of Illinois, the general business corporation law of the State of Delaware and the Federal laws of the United States.

      With respect to matters of fact upon which such opinion is based, Schiff Hardin & Waite may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

                                 EXHIBIT 4.5(c)
                          (to Note Purchase Agreement)

                       GRANITE CONSTRUCTION INCORPORATED

                       6.96% Senior Note due May 1, 2013

No. R-1                                                             May 14, 2001
$10,000,000                                                      PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NATIONWIDE LIFE INSURANCE COMPANY or registered assigns, the principal sum of TEN MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-2                                                             May 14, 2001
$5,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NATIONWIDE INDEMNITY COMPANY or registered assigns, the principal sum of FIVE MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           William E. Barton
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           R. C. Allbritton
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-3                                                             May 14, 2001
$4,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NATIONWIDE MUTUAL FIRE INSURANCE COMPANY or registered assigns, the principal sum of FOUR MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-4                                                             May 14, 2001
$3,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NATIONWIDE MUTUAL INSURANCE COMPANY or registered assigns, the principal sum of THREE MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-5                                                             May 14, 2001
$3,300,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to CIG & CO. or registered assigns, the principal sum of THREE MILLION THREE HUNDRED THOUSAND DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-6                                                             May 14, 2001
$3,500,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to CIG & CO. or registered assigns, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-7                                                             May 14, 2001
$1,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to CIG & CO. or registered assigns, the principal sum of ONE MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-8                                                             May 14, 2001
$3,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to CIG & CO. or registered assigns, the principal sum of THREE MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-9                                                             May 14, 2001
$1,200,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to CIG & CO. or registered assigns, the principal sum of ONE MILLION TWO HUNDRED THOUSAND DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-10                                                            May 14, 2001
$10,000,000                                                      PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to CIG & CO. or registered assigns, the principal sum of TEN MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-11                                                            May 14, 2001
$9,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ALLSTATE LIFE INSURANCE COMPANY or registered assigns, the principal sum of NINE MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-12                                                            May 14, 2001
$9,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK or registered assigns, the principal sum of NINE MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-13                                                            May 14, 2001
$6,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to UNITED OF OMAHA LIFE INSURANCE COMPANY or registered assigns, the principal sum of SIX MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-14                                                            May 14, 2001
$2,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to COMPANION LIFE INSURANCE COMPANY or registered assigns, the principal sum of TWO MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

                        GRANITE CONSTRUCTION INCORPORATED

                        6.96% Senior Note due May 1, 2013

No. R-15                                                            May 14, 2001
$5,000,000                                                       PPN 387328 A@ 6

      FOR VALUE RECEIVED, the undersigned, GRANITE CONSTRUCTION INCORPORATED (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to LUTHERAN BROTHERHOOD or registered assigns, the principal sum of FIVE MILLION DOLLARS on May 1, 2013 with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid balance thereof at the rate of 6.96% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.96% or (ii) 2% over the rate of interest publicly announced by Bank of America from time to time in San Francisco, California as its "reference" rate.

      Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

      This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to that certain Note Purchase Agreement, dated as of May 1, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and each of the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement to the extent provided in Section 13.2 of the Note Purchase Agreement.

      This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

      This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement (as such term is defined in the Note Purchase Agreement). Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.

      The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

      If an Event of Default, as defined in the Note Purchase Agreement, exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

      This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        GRANITE CONSTRUCTION INCORPORATED


                                        By /s/ WILLIAM E. BARTON
                                           -------------------------------------
                                           Its Senior Vice President


                                        By /s/ R. C. ALLBRITTON
                                           -------------------------------------
                                           Its Treasurer

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